As filed with the Commission on March 6, 2002
                                                1933 Act File No. 333-__________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  Form N-14AE24

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          Pre-Effective Amendment No. 0
                          Post-Effective Amendment No.

                               BT INVESTMENT FUNDS
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                    (Address of Principal Executive Offices)

                                 (410) 895-3776
                         (Registrant's Telephone Number)


Daniel O. Hirsch, Esq.                      Copies to: Burton M. Leibert, Esq.
One South Street                                       Willkie Farr & Gallagher
Baltimore, Maryland  21202                             787 Seventh Ave
(Name and Address of Agent                             New York, NY 10019
for Service)


Title of Securities Being Registered:
Shares of beneficial interest, par value $.001 per share

No filing fee is due because the Registrant has previously registered an indefinite number of its shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. This Registration Statement relates to shares previously registered on Form N-1A (File Nos. 33-07404, 811-4760).

Approximate Date of Proposed Public Offering:
As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective automatically on April 4, 2002, pursuant to Rule 488.

                             THE SMALLCAP FUND, INC.
                 (FORMERLY MORGAN GRENFELL SMALLCAP FUND, INC.)
                                ONE SOUTH STREET
                            BALTIMORE, MARYLAND 21202

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of The SMALLCap Fund, Inc.:

         The Annual Meeting of Stockholders of The SMALLCap Fund, Inc., a Maryland corporation (the "Fund"), will be held on June __ 2002 at _____ a.m. at the Grand Hyatt, Park Avenue at Grand Central Station, East 42nd Street, New York, NY 10017 to consider and vote upon the following proposals:

(1) To approve the reorganization of the Fund into the Deutsche Small Cap Fund, an open-end investment company (the "Small Cap Fund"), pursuant to an Agreement and Plan of Reorganization between the Fund and BT Investment Funds on behalf of Small Cap Fund. Under this Agreement, the Fund would transfer all of its assets to Small Cap Fund, an open-end investment company, in exchange for Merger shares of Small Cap Fund. These shares would be distributed proportionately to you and the other stockholders of the Fund. Small Cap Fund would also assume the Fund's stated liabilities, and the Fund would then be liquidated and dissolved;

(2) To elect as directors of the Fund: Joseph J. Incandela and Robert E. Greeley, for a term of three years and until their successors are duly elected and qualify; and

(3) To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

YOUR DIRECTORS RECOMMEND THAT YOU VOTE FOR ALL PROPOSALS.

         Stockholders of record at the close of business on March 29, 2002 will be entitled to vote at the Annual Meeting or at any adjournment or postponement thereof.

         IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY CARD PROMPTLY, REGARDLESS OF THE SIZE OF YOUR HOLDINGS, SO THAT A QUORUM MAY BE ASSURED WHICH WOULD SAVE YOUR FUND THE EXPENSE OF ADDITIONAL PROXY SOLICITATION.

                                              By order of the Board of Directors
                                                    Fran Pollack-Matz, Secretary

April __, 2002

--------------------------------------------------------------------------------

Whether or not you plan to attend the meeting, we urge you to complete, sign, date and return the enclosed Proxy Card. You may use the enclosed envelope. No postage is required if the envelope is mailed in the United States. You may also vote by calling the toll-free number on your proxy card or by logging on to the Internet at www.proxyvote.com.
--------------------------------------------------------------------------------

                             THE SMALLCAP FUND, INC.
                                        &
                                 SMALL CAP FUND
                        (A SERIES OF BT INVESTMENT FUNDS)

--------------------------------------------------------------------------------
                     COMBINED PROXY STATEMENT AND PROSPECTUS
--------------------------------------------------------------------------------

         This proxy statement and prospectus sets forth concisely the information you should know before voting on the proposed reorganization of The SMALLCap Fund, Inc. (the "Fund") into Deutsche Small Cap Fund (the "Small Cap Fund") and on the election of directors. Please read it carefully and retain it for future reference. The address of the principal executive offices of the Fund and Small Cap Fund are One South Street, Baltimore, Maryland 21202, Telephone:
(800) 730-1313.

         Both your Fund and Small Cap Fund (each a "Fund" and together the "Funds") invest primarily in stocks and other equity securities of small companies. The Small Cap Fund's investment objective is long term capital growth, and your Fund's investment objective is long-term capital appreciation, with current income as a secondary objective. Unlike your Fund, Small Cap Fund is an open-end investment company. Small Cap Fund is also a 'feeder-fund' that invests all of its assets in a 'master portfolio,' the Small Cap Portfolio. Small Cap Fund and its master portfolio have the same investment objective. All references to Small Cap Fund apply to the Small Cap Portfolio where appropriate.

HOW THE REORGANIZATION WILL WORK

[ ] A new class of Merger shares of Small Cap Fund will be created at the time of the reorganization.

[ ] The Fund will transfer all of its assets to Small Cap Fund. Small Cap Fund will assume the Fund's stated liabilities. Small Cap Fund will then transfer those assets to Small Cap Portfolio in exchange for a pro rata interest in Small Cap Portfolio.

[ ] Small Cap Fund will issue Merger shares to the Fund in an aggregate amount equal to the value of the assets received by Small Cap Fund, less the liabilities assumed by Small Cap Fund in the reorganization. These Merger shares will immediately be distributed by the Fund to the Fund's stockholders in proportion to their respective percentage ownership of shares of common stock of the Fund on the reorganization date and the shares of common stock of the Fund will be cancelled.

[ ] As described below, the reorganization will be tax-free for federal income tax purposes.

[ ] The Fund will be liquidated and dissolved, and you will be a shareholder of Small Cap Fund, an open-end investment company issuing redeemable shares.

AN INVESTMENT IN SMALL CAP FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
                          WHERE TO GET MORE INFORMATION
--------------------------------------------------------------------------------

Prospectus of Small Cap Fund        In the same envelope as this proxy statement
dated January 28, 2002.             and prospectus. Incorporated by reference
                                    into this proxy statement and prospectus.

Small Cap Fund's annual report to
shareholders dated September 30, 2001.
--------------------------------------------------------------------------------

The Fund's annual report to         On file with the Securities and Exchange
stockholders dated December         Commission ('SEC') and incorporated by
31, 2001 and semi-annual            reference into this proxy
report to shareholders dated        statement and prospectus.  The SEC
June 30, 2001 to stockholders.      maintains a web site at HTTP://WWW.SEC.GOV
                                    that contains free access to these
                                    documents. These documents are also
                                    available for a fee from the public
                                    reference room of the SEC. Call 202-942-8090 for information on the operation of the public reference room.

A statement of additional
information for this proxy
statement dated April __ , 2002.
It contains additional information
about both Small Cap Fund and
the Fund.
--------------------------------------------------------------------------------

To ask questions about this proxy   Call our toll-free telephone number:
statement and prospectus or         1-800-730-1313 or write to us at the
request documents at no charge.     Deutsche Asset Management Service Center,
                                    P.O. Box 219165, Kansas City, MO 64121-9210.
--------------------------------------------------------------------------------

      The date of this proxy statement and prospectus is April ___ , 2002.

TABLE OF CONTENTS

                                                                        PAGE

Introduction..............................................................1

Proposal 1 (Approval of Agreement and Plan of Reorganization).............1

         Summary..........................................................1

         The Reorganization...............................................6

         Capitalization...................................................12

         Comparison of Open-End and
         Closed-End Structures and Shareholder Rights.....................12

         Additional Information about the
         Funds' businesses................................................14

         Boards' Evaluation and Recommendation............................15

         Voting Rights and Required Vote..................................15

Proposal 2 (Election of Directors)........................................16

         Summary..........................................................16

Information Concerning the Meeting........................................22

Ownership of Shares of the Funds..........................................23

Experts...................................................................24

Available Information.....................................................24


                                OTHER INFORMATION

A. Agreement and Plan of Reorganization between Small Cap Fund and the Fund (attached to this proxy statement and prospectus).

B.   Annual report to shareholders dated September 30, 2001 of Small Cap Fund.

C.   Prospectus dated January 28, 2002 of Small Cap Fund.

                                  INTRODUCTION

This proxy statement and prospectus is furnished in connection with the solicitation of your proxy by the Board of Directors of the Fund (the "Board"). The proxies will be voted at the Annual Meeting of Stockholders of the Fund to be held on June __, 2002 (the "Meeting"), and any adjournment or postponement thereof, for the purposes of approving an Agreement and Plan of Reorganization providing for the reorganization of the Fund into the Small Cap Fund, to elect two directors to the Board of Directors of the Fund and to transact any other business which may properly come before the Meeting or any adjournment or postponement thereof. This proxy statement and prospectus and a proxy card are being mailed to Fund stockholders on or about April __ , 2002.

WHO IS ELIGIBLE TO VOTE?

Only stockholders of record on March 29, 2002 are entitled to attend and vote at the Meeting or any adjournments thereof. Each share is entitled to one vote. Shares represented by properly executed proxies, or shares voted by telephone or on the Internet, unless revoked before or at the Meeting, will be voted according to stockholders' instructions. If you sign a proxy card, but do not indicate your voting instructions, your shares will be voted to approve the Agreement and Plan of Reorganization and for the election of Messrs. Incandela and Greeley. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

--------------------------------------------------------------------------------
                                   PROPOSAL 1

                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION
--------------------------------------------------------------------------------

                                     SUMMARY

The following is a summary. More complete information appears later in this proxy statement and prospectus. You should read the entire proxy statement and prospectus and the enclosed exhibits carefully because they contain details that are not in the summary. The materials in the exhibits and the statement of additional information dated January 28, 2002 for Small Cap Fund are hereby incorporated by reference into this proxy statement and prospectus.

COMPARISON OF THE FUND TO SMALL CAP FUND

-------------------------------------------------------------------------------------------------------------------
                                                FUND                                   SMALL CAP FUND
-------------------------------------------------------------------------------------------------------------------
GENERAL                      A closed-end management investment          A diversified series of BT Investment
                             company organized as a Maryland             Funds ("BT Trust").  BT Trust is an
                             corporation.  A closed-end investment       open-end management investment company
                             company issues non-redeemable shares.       organized as a Massachusetts business
                                                                         trust. An open-end investment company
                                                                         issues shares that are redeemable at
                                                                         the request of its shareholders at net
                                                                         asset value per share, subject to any
                                                                         applicable sales charge or redemption
                                                                         fee.
-------------------------------------------------------------------------------------------------------------------
INVESTMENT                   The Fund invests directly in securities,    Small Cap Fund is a feeder fund in a
STRUCTURE                    as described below.                         master-feeder structure, which means that
                                                                         it invests all of its assets in a
                                                                         master portfolio, the Small Cap
                                                                         Portfolio. Small Cap Portfolio has the
                                                                         same investment objective as Small Cap
                                                                         Fund. All references to Small Cap Fund
                                                                         in this proxy statement include Small
                                                                         Cap Portfolio where appropriate.
-------------------------------------------------------------------------------------------------------------------
NET ASSETS AS OF
FEBRUARY 22, 2002            $119,442,432.33                             $276,054,698.02
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                                FUND                                   SMALL CAP FUND
-------------------------------------------------------------------------------------------------------------------
INVESTMENT                   Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the investment
ADVISORS                     advisor.1

---------------------------- ---------------------------------------------------------------------------------------
CONTROL OF INVESTMENT        Deutsche Asset Management, Inc. is a wholly-owned indirect subsidiary of Deutsche
ADVISORS                     Bank AG, an international commercial and investment-banking group.
---------------------------- ---------------------------------------------------------------------------------------
PORTFOLIO MANAGERS           Audrey Jones, CFA, Doris Klug, CFA, and Bob Grandhi, CFA, are the portfolio managers for both Funds.
-------------------------------------------------------------------------------------------------------------------
                                                INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------------------------------------------
INVESTMENT                   Long-term capital appreciation, with        Long-term capital growth.
OBJECTIVES                   current income as a secondary objective.
-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                    Each Fund invests at least 80% of its assets in the stock, and other securities with
INVESTMENTS                  equity characteristics, of U.S. smaller capitalization companies.  The Advisor defines the small capitalization equity securities universe as the bottom 20% of the total domestic equity market capitalization (at the time of investment), using a minimum market capitalization of $10 million.
-------------------------------------------------------------------------------------------------------------------
                             Each Fund may also invest up to 20% of its assets in the stocks of non-U.S.
                             companies and up to 20% of its assets in large capitalization stocks. Under normal conditions, these two tactics would not comprise major elements of its strategy.
-------------------------------------------------------------------------------------------------------------------
Equity Securities            Each Fund may invest in equity and equity-related securities, including common stock, preferred stock, rights and warrants and convertible securities.
-------------------------------------------------------------------------------------------------------------------
PRINCIPAL STRATEGIES         The same portfolio management team for both Funds generally use a 'bottom-up'
                             approach to picking stocks. This approach focuses on individual stock selection rather than industry selection. The team uses an active process, which combines financial analysis with company visits to evaluate management and strategies.
-------------------------------------------------------------------------------------------------------------------
                             Each Fund looks for two financial attributes that set these companies apart:
                             o Evidence of above-average growth in revenues and earnings; and
                             o A balance sheet that can support this growth potential with sufficient working capital and manageable levels of debt.
-------------------------------------------------------------------------------------------------------------------
Repurchase agreements        Each Fund may enter into repurchase agreements.
-------------------------------------------------------------------------------------------------------------------
Illiquid securities          The Fund may invest up to 10% of its net    Small Cap Fund may invest up to 15% of
                             assets in illiquid securities.              its net assets in illiquid securities.
-------------------------------------------------------------------------------------------------------------------
Investment                   The Fund is not permitted to invest in      Small Cap Fund may invest in other
Companies                    other registered investment companies,      investment companies to the extent
                             except in connection with a merger,         permitted by the Investment Company Act
                             reorganization, acquisition or              of 1940.
                             consolidation.
-------------------------------------------------------------------------------------------------------------------
Derivatives                  Each Fund may:
                             o Purchase and sell (write) put and call options on securities, securities indices and currencies. These options may be traded on exchanges or over-the-counter.
                             o Enter into futures contracts on securities, securities indices and currencies, and may purchase and write put and call options on these futures contracts.
                             o Enter into forward contracts on currencies.
-------------------------------------------------------------------------------------------------------------------

1 On April 30, 2001 the investment advisor for Small Cap Fund changed from Bankers Trust to DeAM, Inc.


-------------------------------------------------------------------------------------------------------------------
                                                FUND                                   SMALL CAP FUND
-------------------------------------------------------------------------------------------------------------------
Hedging                      The Fund may enter into options, futures    Small Cap Fund may purchase and write
                             and forward contracts for hedging and       securities and index options for both
                             non-hedging purposes.                       hedging purposes and non-hedging
                                                                         purposes, but may enter into other
                                                                         options, futures and forward contracts
                                                                         only for hedging purposes.
-------------------------------------------------------------------------------------------------------------------
Borrowing                    The Fund may borrow money in amounts of     Small Cap Fund may borrow money in
                             up to 15% of the value of its total         amounts of up to 33 1/3% of the value of
                             assets at the time of such borrowings for   its net assets at the time of such
                             any purpose.                                borrowing as a temporary measure for
                                                                         extraordinary or emergency purposes only.
-------------------------------------------------------------------------------------------------------------------
Lending portfolio            Each Fund may lend up to 30% of the total value of its portfolio securities (taken at
securities                   market value) to brokers, dealers and other financial  organizations that meet capital and other credit requirements or other criteria established by the Funds.
-------------------------------------------------------------------------------------------------------------------
TEMPORARY DEFENSIVE          The Fund may depart from its principal      Small Cap Fund may depart from its
POSITIONS                    investment strategies in order to take a    principal investment strategies in order
                             temporary defensive position by investing   to take a temporary defensive position
                             up to 100% of its assets in money market    by investing up to 100% of its assets in
                             investments or other short term bonds that  common stocks of larger companies, in that
                             offer comparable safety.                    fixed income securities, or short-term
                                                                         money market securities.
-------------------------------------------------------------------------------------------------------------------
                                         PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------------------------------------------
GENERAL                      You could lose money on your investment in either Fund. There is no guarantee that either Fund will achieve its investment objective.
-------------------------------------------------------------------------------------------------------------------
MARKET RISK                  Although individual stocks can outperform the US stock market, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Funds.
-------------------------------------------------------------------------------------------------------------------
SECURITY SELECTION RISK      A risk that pervades all investing is the risk that the securities in the
                             Funds' portfolio will decline in value.
-------------------------------------------------------------------------------------------------------------------
SMALL COMPANY RISK           Both Funds' performance may be more volatile because they invest in small capitalization stocks. Smaller companies may have limited product lines, markets and financial resources. They may also have shorter operating histories and more volatile businesses. In addition, it may be harder to sell these stocks, particularly in large blocks, which can reduce their selling price.
-------------------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENT RISK      To the extent either Fund holds shares of companies based outside the U.S. it faces the risks inherent in foreign investing. Adverse political, economic or social developments as well as incomplete information due to different reporting standards could undermine the value of the Fund's investments or prevent it from realizing the full value of its investment. Also, a decline in foreign currency relative to the value of the US dollar would depreciate the value of the investment itself.
-------------------------------------------------------------------------------------------------------------------
                                 BUYING, EXCHANGING AND REDEEMING SHARES
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE              Each Fund calculates its net asset value per share (NAV) at the close of regular trading on The New York Stock Exchange, Inc. (NYSE) every day the NYSE is open for business. Each Fund's portfolio securities are valued either based on market quotations or, if market quotations are unavailable, at fair value, which involves estimating a security's value based on information other than market quotations.
-------------------------------------------------------------------------------------------------------------------
CLASSES OF SHARES            Currently, each Fund offers only one class of shares. The proposed reorganization would create a new Merger Class of shares of Small Cap Fund.
-------------------------------------------------------------------------------------------------------------------
RULE 12B-1 AND SERVICE FEES  Neither Fund's shares are subject to any Rule 12b-1 or service fees.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                FUND                                   SMALL CAP FUND
-------------------------------------------------------------------------------------------------------------------

BUYING AND SELLING SHARES    As a closed-end fund, investors may only    Merger shares of Small Cap Fund are being
                             purchase and sell shares of common stock    offered in connection with the
                             of the Fund in the secondary market         reorganization.  Following the
                             through financial intermediaries.  These    reorganization, former Fund stockholders
                             transactions are effected at market         may only purchase Merger shares of Small
                             prices, which may differ from NAV.  Fund    Cap Fund during the life of the Merger
                             shares have traditionally sold at a         Class.  Investors may purchase shares
                             discount to NAV.  In addition, these        through an authorized financial
                             transactions are typically subject to a     intermediary only.  Merger shares may be
                             sales commission.                           sold (redeemed), subject to a redemption
                                                                         fee, at the NAV next determined after
                                                                         receipt by the authorized financial
                                                                         intermediary of the redemption order.
                                                                         Merger shares which are issued to Fund
                                                                         stockholders in connection with the
                                                                         reorganization and which are sold
                                                                         (redeemed) within one year of the
                                                                         reorganization would be subject to a
                                                                         redemption fee equal to 2% of the NAV
                                                                         of the shares redeemed. The redemption
                                                                         fee does not apply to Merger shares
                                                                         purchased by shareholders after the
                                                                         date of the reorganization.

                                                                         For large redemption requests, the
                                                                         Small Cap Fund may pay redemption
                                                                         proceeds by distributing portfolio
                                                                         securities instead of cash to the
                                                                         redeeming shareholder.
-------------------------------------------------------------------------------------------------------------------
Minimum investment amounts   Shares only trade on the secondary          Additional investments in Small Cap Fund
                             market.  Generally, the minimum             by former Fund stockholders would be made
                             transaction size is 100 shares.             through Merger shares during the life of
                                                                         the Merger Class.  Additional investments
                                                                         would be subject to a $100 minimum.
-------------------------------------------------------------------------------------------------------------------
Exchanging shares            None permitted.                             None permitted for Merger shares.
-------------------------------------------------------------------------------------------------------------------

ANNUAL FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of Small Cap Fund or the Fund. The table also shows pro forma expenses of shares of Small Cap Fund following the proposed reorganization.

Annual Fees and Expenses as a Percentage of Average Daily Net Assets

  -----------------------------------------------------------------------------------------------------------------------
  THE YEAR ENDED SEPTEMBER 30, 2001 FOR SMALL CAP FUND
                                                              SMALL CAP FUND     SMALL CAP FUND           THE FUND
  THE YEAR ENDED DECEMBER 31, 2001 FOR THE FUND               MERGER CLASS 1    INVESTMENT CLASS 1
                                                              (pro forma)
  -----------------------------------------------------------------------------------------------------------------------
  SHAREHOLDER FEES (fees paid directly from your investment)
  -----------------------------------------------------------------------------------------------------------------------
      Sales Charge                                                 None               None                  None
  -----------------------------------------------------------------------------------------------------------------------
      Redemption Fee (as a percentage of amount redeemed) 2        2.0%               None                  None
  -----------------------------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES (expenses that are
  deducted from Fund assets)
  -----------------------------------------------------------------------------------------------------------------------
      Management fees                                              0.65%              0.65%                1.00%
  -----------------------------------------------------------------------------------------------------------------------
      Distribution (12b-1) fees                                    None               None                  None

  -----------------------------------------------------------------------------------------------------------------------

      Other expenses 3                                             0.59%              0.79%                0.34%
  -----------------------------------------------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES 4                           1.24%              1.44%                1.34%
  -----------------------------------------------------------------------------------------------------------------------
  Less fee waivers or expense reimbursements 4                      n/a              (0.19)%                n/a
  -----------------------------------------------------------------------------------------------------------------------
  NET EXPENSES 4                                                   1.24%              1.25%                1.34%

  -----------------------------------------------------------------------------------------------------------------------
  1 Information on the annual operating expenses reflects the expenses of both
  Small Cap Fund and Small Cap Portfolio, the master portfolio into which Small
  Cap Fund invests all of its assets. Small Cap Fund does not currently have a
  Merger Class of shares.
  2 The redemption fee applies to shares redeemed or exchanged within one year following the effective date of the reorganization. The proceeds of the redemption fee will be retained by Small Cap Fund.
  3 The other expenses of the Merger Class are estimated to be lower than the other expenses of the Investment Class because of expected lower administration and shareholder servicing costs for the Merger Class.
  4 The advisor and the administrator have contractually agreed for the 16-month period beginning September 30, 2001 to waive fees or reimburse expenses so that total expenses of the Investment Class will not exceed 1.25%.


Expense Example

The example illustrates the expenses you will incur on a $10,000 investment in each Fund. It assumes that the Fund earns an annual return of 5% over the periods shown, that the Fund's operating expenses remain the same and you sell your shares at the end of the period: [NOTE: NEED NEW EXPENSE #S FOR MERGER CLASS]

---------------------------------------------------------------

  Expense Example 1      1 Year    3 Years   5 Years  10 Years
---------------------------------------------------------------
  Small Cap Fund          $127       $441     $777     $1,728
  Investment Class
---------------------------------------------------------------
  The Fund                $136       $425     $734     $1,613
---------------------------------------------------------------
  Small Cap Fund
  Merger Class
  (pro forma)             $126       $393     $681     $1,500
---------------------------------------------------------------


1 For the first 12 months, the expense example takes into account contractual fee waivers and reimbursements.

The purpose of the table is to assist shareholders in understanding the various costs and expenses that a shareholder in the Funds will bear directly and indirectly both for the current Funds and on a pro forma basis if the proposed reorganization is approved. The example is included solely for illustrative purposes and should not be considered a representation of future performance or expenses. Actual expenses may be higher or lower.

                               THE REORGANIZATION

TERMS OF THE REORGANIZATION

The Board of each Fund has approved the Agreement and Plan of Reorganization (the "Agreement"), a copy of which is attached as Exhibit A. The Agreement provides for reorganization on the following terms:

[ ] The net asset value of both Funds will be computed as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern
    Time) on the reorganization date.

[ ] The reorganization is scheduled to take place as of [4:00] p.m., Eastern
    Time, on ______ , 2002, but may occur on any later date before December 31, 2002.

[ ] In the reorganization, the Fund will transfer all of its assets to Small
    Cap Fund, and in exchange Small Cap Fund will assume the Fund's stated liabilities and issue Merger shares as described below. Small Cap Fund will then transfer those assets to Small Cap Portfolio in exchange for a pro rata interest in Small Cap Portfolio.

[ ] Small Cap Fund will issue Merger shares to the Fund in an amount equal to the value of the assets of the Fund received by Small Cap Fund, less the liabilities of the Fund assumed by Small Cap Fund, in the transaction. These Merger shares will immediately be distributed by the Fund to its stockholders in proportion to their respective percentage ownership of shares of common stock of the Fund on the reorganization date. At the same time that the Merger shares are distributed, the shares of common stock of the Fund will be cancelled. As a result, the stockholders of the Fund will become Merger Class shareholders of Small Cap Fund.

[ ] In connection with the reorganization the Fund will be dissolved.

The following diagram shows how the reorganization will be carried out.

-----------------------                                                       ---------------------
  The Fund transfers                                                          Small Cap Portfolio
its assets and stated                                                           receives assets
    liabilities to                         Small Cap Fund transfers             from and assumes
    Small Cap Fund                           the Fund's assets and             liabilities of the
                       ->->->-> liabilities to Small Cap Portfolio ->->->->->         Fund

                                          The Fund receives
      The Fund's                                these                            Small Cap Fund
 stockholders receive  <-<-<-<-<-<-<-<-      shares and      <-<-<-<-<-<-<-<- Merger Class shares
Small Cap Fund Merger                   distributes them pro                       are issued
     Class shares                            rata to its
                                            stockholders
-----------------------                                                       ---------------------

Currently, Small Cap Portfolio intends to retain most of the portfolio securities and other assets acquired from the Fund after the reorganization. The portfolio managers may determine, however, to liquidate individual securities from time to time in the ordinary course of business.

TAX STATUS OF THE REORGANIZATION

The reorganization will be tax-free for federal income tax purposes and will not take place unless the Fund and Small Cap Fund receive from Willkie Farr & Gallagher, counsel to Small Cap Fund, a satisfactory opinion substantially to the effect that for federal income tax purposes:

[ ] The acquisition of all the Fund's assets by Small Cap Fund solely in exchange for Merger shares of Small Cap Fund and the assumption by Small Cap Fund of the Fund's stated liabilities, followed by the distribution of such Merger shares to the Fund's stockholders and the termination of the Fund, will be a 'reorganization' within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the 'Code'), and each Fund will be 'a party to a reorganization' within the meaning of Section 368(b) of the Code;

[ ] Except for consequences regularly attributable to a termination of the Fund's taxable year, gain or loss will be recognized by the Fund upon (1) the transfer of all of its assets to, and the assumption of its stated liabilities, by Small Cap Fund as described above or (2) the distribution by the Fund of Merger shares of Small Cap Fund to the Fund's stockholders;

[ ] No gain or loss will be recognized by Small Cap Fund upon the receipt of the Fund's assets solely in exchange for the issuance of Merger shares of Small Cap Fund to the Fund and the assumption of the Fund's stated liabilities by Small Cap Fund;

[ ] Except with respect to assets which must be revalued as a consequence of a termination of the Fund's taxable year, basis of the assets of the Fund acquired by Small Cap Fund will be, in each instance, the same as the basis of those assets in the hands of the Fund immediately prior to the transfer;

[ ] Except with respect to assets which must be revalued as a consequence of a termination of the Fund's taxable year, tax holding period of the assets of the Fund in the hands of Small Cap Fund will, in each instance, include the Fund's tax holding period for those assets;

[ ] The stockholders of the Fund will not recognize gain or loss upon the exchange of their shares of common stock of the Fund solely for Merger shares of Small Cap Fund as part of the reorganization;

[ ] The basis of the Merger shares of Small Cap Fund received by each of the Fund's stockholders in the reorganization will be the same as the basis of the shares of common stock of the Fund surrendered in exchange therefor;

[ ] The tax holding period of the Merger shares of Small Cap Fund received by each of the Fund's stockholders will include the tax holding period of the shares of common stock of the Fund surrendered in exchange therefore, provided that such Fund shares were held as capital assets on the date of the exchange;

[ ] No gain or loss will be recognized by Small Cap Fund upon its contribution of the Fund's assets and to Small Cap Portfolio solely in exchange for an interest in Small Cap Portfolio;

[ ] No gain or loss will be recognized by Small Cap Portfolio upon the contribution by Small Cap Fund of the Fund's assets to Small Cap Portfolio solely in exchange for an interest in Small Cap Portfolio;

[ ] The basis of Small Cap Portfolio with respect to the assets of the Fund contributed to Small Cap Portfolio by Small Cap Fund will be, in each instance, the same as the basis of those assets in the hands of Small Cap Fund immediately prior to such contribution;

[ ] Except with respect to assets which must be revalued as a consequence of a termination of the Fund's taxable year, tax holding period of Small Cap Portfolio with respect to the assets of the Fund contributed by Small Cap Fund to Small Cap Portfolio will, in each instance, include the Fund's and Small Cap Fund's tax holding periods for such assets;

[ ] The basis of the interest in Small Cap Portfolio acquired by Small Cap
    Fund as a result of its contribution to Small Cap Portfolio of the assets of the Fund will be the same as Small Cap Fund's basis in such assets; and

[ ] Except with respect to assets which must be revalued as a consequence of a termination of the Fund's taxable year, tax holding period of Small Cap Fund with respect to its interest in Small Cap Portfolio will include the Fund's and Small Cap Fund's tax holding periods for the assets of the Fund contributed to Small Cap Portfolio by Small Cap Fund.

If the reorganization is approved, to qualify as a tax-free reorganization the Fund must distribute to its stockholders the Fund's net investment income and net realized capital gains prior to the date of the reorganization. If this distribution were determined as of February 22 , 2002, the distribution would be approximately 1.00% of the current net asset value of the Fund. This is equivalent to a long-term capital gains distribution of $0.1136 per share. The amount of the actual distribution per share may vary significantly from this estimate depending primarily upon the extent of gains actually realized when the Fund's portfolio securities are sold and the extent of losses or credits that offset those gains, and the number of the Fund's shares outstanding. Stock markets can be volatile, and the amount of the actual distribution per share is likely to fluctuate from the estimated amount as the value of the Fund's holdings change.

As Small Cap Fund shareholders, former Fund stockholders will become liable for taxes payable on their proportionate share of any taxable income and capital gains recognized by Small Cap Fund. These may include not only taxable income and gains recognized after the reorganization, but also taxable income and capital gains recognized but not distributed prior to the reorganization and taxable income and capital gains attributable to pre-reorganization periods but not recognized until after the reorganization.

REASONS FOR THE PROPOSED REORGANIZATION


A majority of the Board, including a majority of the directors who are not "interested persons," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, of the Fund, Small Cap Fund or the Advisor (the "Independent Directors"), has determined that the proposed reorganization is advisable and in the best interests of the Fund and its stockholders. In making that determination, the Board reviewed a significant amount of information about the Funds, their prior performance records, expense ratios, structures, shareholder bases, investment objectives, policies and strategies and their common investment advisor. The Board also considered the following factors at a special meeting of the Board held on January 24, 2002, a regular meeting of the Board on February 14, 2002 and a second special meeting of the Board held on February 21, 2002 before voting to recommend that stockholders approve the proposed reorganization at the February 21 meeting. Only Ralph W. Bradshaw, an Independent Director, voted against the proposed reorganization.


ADVANTAGES OF THE OPEN-END STRUCTURE. In considering whether to continue to operate the Fund as a closed-end fund, the Board compared the benefits of operating as an open-end fund (which issues redeemable securities) to those of operating as a closed-end fund. The Board noted that the closed-end structure offers several benefits in terms of portfolio management. These benefits include the investment advisor's ability to manage the portfolio without concern for inflows and outflows of fund assets due to subscriptions and redemptions and the fact that a closed-end fund is generally permitted to invest without limitation in illiquid securities.

The Advisor, as part of its presentation to the Board on the substantially similar manner in which each Fund is managed, noted that it has not experienced any added difficulty in managing the flows of assets into and out of the Small Cap Fund as a result of its structure as an open-end fund. The Advisor has generally maintained very similar cash positions for each Fund, with the Fund holding 5.86% of its assets in cash or cash equivalents on December 31, 2001 and the Small Cap Fund holding 7.16% of its assets in cash or cash equivalents as of the same date. As discussed further below, the overall historical performance of the Small Cap Fund has been slightly better than the performance of the Fund. The Board also noted that the Fund has adopted a fundamental restriction which restricts its ability to invest in illiquid securities to no more than 10% of its net assets, which is less than is currently permitted for the Small Cap Fund (I.E., no more than 15% of net assets).

The Board considered the fact that continuing to operate as a closed-end fund would not address the discount to NAV at which Fund shares have historically traded. Since January 1, 2001, the discount has ranged from a high of 12.59% to a low of 2.31%, and has averaged 9.19% over calendar year 2001. The Board also considered the Fund's existing stockholder base, noting that two stockholders have reported as of February 13, 2002 that they beneficially own approximately
3.3 million shares of the Fund's outstanding common stock, or approximately 30% of the total. The daily trading volume for Fund shares averages approximately 15,000 shares. While the discount has recently narrowed, the Board concluded that if either of the Fund's two largest stockholders decide to change their investment allocations in the future by reducing their investment in the Fund, the Fund's daily trading volume would not likely be able to absorb the additional sales without the discount widening significantly. Assuming sales of shares equal in number to the average daily trading volume, it would take the two largest stockholders over 200 trading days to dispose of their entire position in the Fund.

The Advisor also informed the Board that it does not believe that it would be possible to grow the Fund significantly in the future. The Advisor noted that the securities markets and investors have not looked favorably on efforts by equity oriented closed-end funds to raise additional capital through a second offering or a rights offering to existing stockholders for the past several years. Because the Fund is required to distribute to stockholders substantially all of its realized gains and net investment income annually, the Advisor does not expect the Fund to be able to grow significantly through appreciation of its assets by itself. The Board considered the fact that there would be limited possibilities to reduce the Fund's operating expenses further given the limitations on increasing the Fund's asset base in the closed-end fund format.

On balance, the Board concluded that the benefits of the closed-end structure have become less significant for the Fund and have been outweighed by the advantages of operating as an open-end fund.

ALTERNATIVES TO REORGANIZATION CONSIDERED. The Board evaluated several alternatives to merging the Fund into the Small Cap Fund, including converting the Fund into an open-end fund and liquidating the Fund. Converting the Fund into a standalone open-end fund would have the advantages discussed above but would also likely involve some more significant disadvantages. The Board considered the fact that the conversion by a closed-end fund into an open-end fund has typically resulted in the loss of approximately 50% of the pre-conversion assets through significant post-conversion redemptions. Many shareholders take immediate advantage of their new found ability to redeem shares at NAV. This could be stemmed to some extent by the imposition of a redemption fee on sales within a period of months following the conversion. As more shareholders redeem, the fund's fixed operating expenses are spread over a shrinking asset base. This can result in a significantly higher expense ratio for the fund and the shareholders who choose to remain. In addition, the fund is often forced to liquidate large portions of its portfolio to fund the redemptions, causing the remaining shareholders to incur additional tax liabilities on the realized gains.

The Fund has net assets of approximately $119,442,432 million as of February 22, 2002. If this pattern were to hold true for the Fund's conversion and the Fund were to lose approximately half of its assets, the Fund could shrink to a size - approximately $60 million or less - which may be too small for the Fund to remain economically viable for the Advisor to continue operating. In addition, because the Advisor already offers another similar fund, the Small Cap Fund, which is already significantly larger than the Fund and which has a lower net expense ratio, the Advisor advised the Board that it would likely have difficulty raising additional assets for the Fund.

The Board also considered the merits of merely liquidating and dissolving the Fund. The Board determined that liquidation and dissolution was undesirable primarily because it would result in additional expenses arising out of liquidating the Fund's portfolio securities. The sales of the Fund's portfolio securities would be a taxable event for Fund stockholders.

ADVANTAGES TO CONVERSION TO OPEN-END STRUCTURE THROUGH REORGANIZATION WITH SMALL CAP FUND. After considering the various alternatives, including converting the Fund into a separate open-end fund, the Board concluded that converting the Fund into the open-end structure by reorganizing it into Small Cap Fund was the most advantageous alternative for the Fund and its stockholders. The Fund and Small Cap Fund both have substantially similar investment strategies. The same portfolio management team is currently managing both Funds and the same sales force is now marketing both Funds. Because of the confusion that might be caused by offering clients competing small cap funds, it is not advantageous to operate and market the Fund separately from Small Cap Fund, particularly if the Fund were to convert to a separate open-end fund. The Board also considered several others advantages to reorganization into Small Cap Fund.

MASTER-FEEDER STRUCTURE. If Small Cap Fund continues to operate as a master-feeder, the proposed reorganization would allow the Fund to benefit from being part of a master-feeder structure. As part of a master-feeder structure, the feeder fund may benefit from economies of scale in portfolio management and administration and the ability to participate in larger securities transactions. Shareholders of both Funds may be better served by a combined fund offering greater diversification at the portfolio level. To the extent that combining the Funds' assets into a single fund creates a larger asset base, Small Cap Fund may achieve greater diversification after the reorganization than is currently possible for either Fund. Greater diversification is expected to benefit the shareholders of both Funds because it may reduce the negative effect that the adverse performance of any one security may have on the performance of the entire portfolio.

INVESTMENT PERFORMANCE. Small Cap Fund shares received in the reorganization will provide Fund stockholders with substantially the same investment advantages as they currently have at a comparable level of risk. The Board considered the performance history of each Fund, which is shown in the table below. Specifically, the Board and the Board of Trustees of the Small Cap Fund (collectively, the "Boards") considered the favorable long-term performance of the Small Cap Fund. Since the same portfolio management team is currently managing both the Fund and Small Cap Fund, any gaps in the performance of the two Funds is expected to narrow and differ primarily based on fees. The Boards further noted that due to the overlapping investment strategy, market niche and the similar marketing channels of these Funds, all shareholders may benefit by the possibility of reduced expenses due to the combination of the Funds.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS 1
--------------------------------------------------------------------------------
                                      THE FUND 2            SMALL CAP FUND 2
                                                            INVESTMENT CLASS
                                 (INCEPTION 5/6/87)       (INCEPTION 10/21/93)
--------------------------------------------------------------------------------
  1 year ended 12/31/01
                                       (9.33)%                   (8.56)%
--------------------------------------------------------------------------------
  3 years ended 12/31/01
                                       11.13%                    13.43%
--------------------------------------------------------------------------------
  5 years ended 12/31/01
                                       10.10%                    11.88%
--------------------------------------------------------------------------------
  10 years ended 12/31/01
                                       11.63%                      n/a
--------------------------------------------------------------------------------
  Inception through 12/31/01
                                       11.19%                    17.35%
--------------------------------------------------------------------------------
  Total Assets as of 12/31/01
                                    $133,958,898          $309,317,588
--------------------------------------------------------------------------------
1 Past performance offers no indication of how the Fund will perform in the future.
2 Based upon changes in the Fund's net asset value per share.
3 The Merger Class of shares of Small Cap Fund does not yet exist.


NEW CLASS OF SHARES OF SMALL CAP FUND. The Board considered the fact that the Fund's stockholders would receive shares of a new class of Small Cap Fund in connection with the reorganization rather than shares of the existing Investment Class. The new Merger Class of shares would be subject to a 2% redemption fee on shares that are redeemed within one year following the effective date of the reorganization. It is expected that the Merger Class will remain in existence for a period of at least two years from the effective date of the reorganization.


The Board was advised that the Board of Trustees of Small Cap Fund believes that there is a likelihood of substantial redemptions of Small Cap Fund shares following the reorganization as former Fund stockholders seek to realize the immediate increase in the value of their shares that results from the elimination of the discount. Substantial redemptions would generate significant additional transaction and administrative expenses, as well as potential tax liabilities, which would be borne by all of the Small Cap Fund's shareholders, including those shareholders who remain long-term investors. These costs could be partially mitigated to the extent the Fund is able to redeem some shareholders in kind rather than with cash. The Board was advised that the Board of Trustees of Small Cap Fund believes that a redemption fee which is borne by the shareholders who chose to redeem to compensate the Fund for those additional transaction and administrative costs would be fair and appropriate. The Board was also advised that the Board of Trustees of Small Cap Fund would consider waiving the redemption fee on in-kind redemptions, on a case by case basis, to the extent the Board of Trustees of Small Cap Fund determines that any particular in-kind redemption would involve significantly lower transaction and administrative expenses and little or no potential tax liabilities for the remaining shareholders. The Board also considered that additional investments by former Fund stockholders in Merger shares would be subject only to a $100 subsequent investments minimum and would not be subject to a redemption fee.


POSSIBILITY OF REDUCED EXPENSES. A combined Fund offers economies of scale that may lead to better control over expenses than is currently possible, particularly for the Fund. Both Funds incur substantial costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services. The management fees of Small Cap Fund shares are lower than those of the Fund. The other expenses of the Merger Class of the Small Cap Fund are estimated to be higher than the Fund's. This is due primarily to the higher administrative and shareholder servicing costs of the Merger Class of the Small Cap Fund over the Fund. However, the Advisor anticipates that, taken as a whole, the total expense ratio of the Merger Class of the Small Cap Fund will be lower than the total expense ratio of the Fund. The total operating expenses of the Merger Class of Small Cap Fund are expected to equal the annual rate of 1.24%. The Fund incurred total operating expenses at the annual rate of 1.34% for the fiscal year ending December 31, 2001.

The total expense ratio of the Investment Class of Small Cap Fund on a gross basis is slightly higher than the Fund's total expense ratio. However, the Adviser and Small Cap Fund's administrator, Investment Company Capital Corporation, have contractually agreed for the 16 month period ending January 31, 2003 to waive their fees or reimburse expenses so that the total annual expense ratio for the Investment Class of Small Cap Fund will not exceed 1.25%, which is also lower than the Fund's total annual expense ratio of 1.34% for the fiscal year ending December 31, 2001.

BENEFITS TO SMALL CAP FUND. The Board of Trustees of Small Cap Fund considered that the reorganization presents an excellent opportunity for Small Cap Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that are normally associated with the purchase of portfolio securities, although this opportunity may be offset by the subsequent need to liquidate portfolio securities to meet redemptions requested by former shareholders of the Fund.

BENEFITS TO ADVISORS AND OTHER SERVICE PROVIDERS. The Boards of both Funds considered that the Funds' Adviser, administrator and distributor might also benefit from the reorganization. For example, the Advisor and the administrator might function more efficiently and therefore realize cost savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings. The Boards believe, however, that these savings will not amount to a significant economic benefit.

ADDITIONAL TERMS OF AGREEMENT AND PLAN OF REORGANIZATION

TAX-FREE ASPECT OF THE REORGANIZATION. The Boards of both Funds considered that the reorganization is expected to be tax-free, permitting shareholders of the two Funds to maintain their investments in a combined fund without immediate recognition of gain or loss for federal income tax purposes. The reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition of closing, the Funds will receive an opinion of counsel, typical of transactions of this type. The opinion will be to the effect that the transfer of all of Fund's assets in exchange for Merger shares of Small Cap Fund and the assumption by Small Cap Fund of scheduled liabilities of the Fund will constitute a 'reorganization' within the meaning of Section 368(a) of the Code, that Small Cap Fund and the Fund are each a 'party to the reorganization' within the meaning of Section 368(b) of the Code, and that no gain or loss will be recognized by the Fund or Small Cap Fund or their respective shareholders as a result of the transaction.

The Agreement and the transactions contemplated by it may be terminated and abandoned by resolutions of either Board at any time prior to the Closing Date (as defined in the Agreement). The Agreement may be terminated in the event that a material condition is not fulfilled, a material covenant is not fulfilled or there is a material breach of the Agreement. In the event of termination, there will be no liability for damages on the part of either Fund or the Directors, Trustees or officers of either Fund.

CONDITIONS TO CLOSING THE REORGANIZATION. The obligation of the Funds to consummate the reorganization is subject to the satisfaction of certain conditions under the Agreement (see Agreement, paragraphs 6 and 7).

The obligation of Small Cap Fund to consummate the reorganization is also subject to the satisfaction of certain conditions under the Agreement, including that the Fund has distributed to its stockholders for its taxable year ending on the closing date of the reorganization: (1) all of its investment company taxable income (prior to reduction by any dividends paid deduction); (2) all of its net capital gain, after reduction by any capital loss carryforward; and (3) all of the excess of (i) its interest income excludable from federal gross income over (ii) the related deductions disallowed under the Code.

The obligations of both Funds are subject to, among other things, the approval of the Agreement by the necessary vote of the outstanding shares of the Fund, in accordance with the provisions of the Fund's Charter (the "Charter") and Second Amended and Restated Bylaws (the "Bylaws"). The Funds' obligations are also subject to several other conditions, including the receipt of all consents, orders and permits necessary to consummate the reorganization and the receipt of a favorable opinion of counsel as to the federal income tax consequences of the reorganization.

TERMINATION OF AGREEMENT. The Fund or Small Cap Fund may mutually agree to terminate the Agreement (even if the stockholders of the Fund have already approved it) at any time before the reorganization date. Either Fund may also terminate the Agreement if the other Fund has materially breached any representation, warranty or agreement contained in the Agreement or if a precedent condition to the obligation of the Fund terminating cannot or will not be met. Alternatively, the Funds may waive compliance with any condition other than that the reorganization be tax-free.

EXPENSES OF THE REORGANIZATION. DeAM, Inc. will bear at least 70% of the Fund's and Small Cap Fund's expenses in connection with the reorganization, including the fees and expenses incurred in connection with the Fund's liquidation and termination. The Fund will be responsible for the remaining 30% of the reorganization related expenses. The reorganization expenses are expected to aggregate approximately $110,000.

                                 CAPITALIZATION

The following table sets forth the capitalization of each Fund as of September 30, 2001, and the PRO FORMA combined capitalization of both Funds as if the reorganization had occurred on that date. The table reflects PRO FORMA exchange ratios of approximately 0.53827 shares of the Merger Class of Small Cap Fund being issued for each share of common stock of the Fund. If the reorganization is consummated, the actual exchange ratios on the reorganization date may vary from the exchange ratios indicated due to changes in any of a number of factors including:

[ ] Changes in the market value of the portfolio securities of both Small Cap
    Fund and the Fund between September 30, 2001 and the reorganization date.

[ ] Changes in the amount of undistributed net investment income and net realized capital gains of Small Cap Fund and the Fund during that period resulting from income and distributions.

[ ] Changes in the accrued liabilities of Small Cap Fund and the Fund during the same period.

-------------------------------------------------------------------------------------------
  CAPITALIZATION AS           SMALL CAP FUND  SMALL CAP FUND   SMALL CAP FUND  THE FUND
  OF SEPTEMBER 30, 2001       INVESTMENT AND   MERGER CLASS   Investment Class
                              MERGER CLASSES   (PRO FORMA)1
                                (PRO FORMA)
-------------------------------------------------------------------------------------------
  Net assets                   $354,619,922    $113,311,890     $241,308,032   $113,359,690
-------------------------------------------------------------------------------------------
  Net asset value per share             n/a          $19.72           $19.73         $10.62
-------------------------------------------------------------------------------------------
  Shares outstanding             17,973,213       5,745,598       12,227,615     10,674,194
-------------------------------------------------------------------------------------------

1 If the reorganization had taken place on September 30, 2001, the Fund's stockholders would have received 5,745,598 shares of the Merger Class of Small Cap Fund.

It is impossible to predict how many shares of Small Cap Fund will actually be received and distributed by the Fund on the reorganization date. The table should not be relied upon to determine the amount of Small Cap Fund shares that will actually be received and distributed.

     COMPARISON OF CLOSED-END AND OPEN-END STRUCTURES AND SHAREHOLDER RIGHTS

Small Cap Fund is an open-end investment company organized as a Massachusetts business trust. The Fund is closed-end investment company organized as a Maryland corporation. The following is a comparison of the rights of stockholders of a closed-end fund to the rights of shareholders of an open-end fund. Also noted are material differences between their respective rights under Maryland and Massachusetts law.

CLOSED-END STRUCTURE. Most closed-end funds, such as the Fund, make a single offering of non-redeemable shares and thus retain a stable pool of assets, which changes only upon appreciation or depreciation of their portfolio investments. The Fund conducted an initial offering of its shares May 1987 and a rights offering to existing stockholders in May 1996. Shares of the Fund may only be purchased and sold in the secondary market through a financial intermediary such as a broker. Shares of the Fund have been listed and publicly traded on the New York Stock Exchange ("NYSE") under the symbol "MGC" since the Fund's initial public offering. Because shares are not redeemable to the Fund for NAV, the market price of the shares can deviate from NAV. Traditionally, Fund shares have traded at a discount from NAV. It is thought that the size of the discount depends upon several different factors, including the supply and demand for Fund shares, the fact that stockholders normally must pay a brokerage commission to effect a transaction and the magnitude of any unrealized gains in the fund's portfolio.

OPEN-END STRUCTURE. Open-end funds, such as Small Cap Fund, continuously offer and redeem their shares. No secondary market exists for transactions in shares of Small Cap Fund. All transactions are effected directly with Small Cap Fund or its authorized agent. The shares are priced at the NAV next computed after receipt of the purchase or redemption order by the fund or an authorized agent of the fund. Purchases of shares of Small Cap Fund are not subject to a sales charge. Redemptions would be subject to a 2% redemption fee for Merger shares sold within one year following the reorganization. The shares are not subject to any ongoing Rule 12b-1 distribution fee. Merger shares of Small Cap Fund may not be exchanged for shares of another Deutsche Asset Management mutual fund. Please refer to the enclosed prospectus for Small Cap Fund for additional information regarding purchases, exchanges and redemptions of shares of Small Cap Fund.

LIMITATION OF SHAREHOLDERS' AND FUNDS' LIABILITY. Maryland law provides that stockholders of a Maryland corporation (such as the Fund) are not generally subject to liability for the debts or obligations of the corporation. Massachusetts law provides that the shareholders of a Massachusetts business trust (such as Small Cap Fund) may, under certain circumstances, be liable for the debts and obligations of that trust, although the risk of liability is remote for shareholders of a Massachusetts business trust who do not participate in the management of the trust.

LIMITATION OF DIRECTOR/TRUSTEE LIABILITY: The Maryland General Corporation Law (the "MGCL") permits a Maryland corporation to include a provision in its charter limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Charter of the Fund does not contain such a provision limiting liability. The declaration of trust of a Massachusetts business trust may limit the liability of a trustee who is not also an officer of the trust for breach of fiduciary duty except for, among other things, any act or omission not in good faith which involves intentional misconduct or a knowing violation of law or any transaction from which such trustee derives an improper direct or indirect financial benefit. The Declaration of Trust of the BT Investment Funds provides for the limitation of liability of the trustees for actions involving negligence or wrongdoing to the extent the trustees have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interests of the BT Investment Funds. The limitation of liability provision does not extend to liability for actions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the trustee.

STANDARD OF CONDUCT: Under the MGCL, a director is required to perform his or her duties as a director (1) in good faith, (2) in a manner the director reasonably believes to be in the best interests of the corporation and (3) with the care that an ordinarily prudent person in a like position would use under similar circumstances. The MGCL also provides that an act of a director is presumed to satisfy this standard of conduct. Chapter 182 of the Massachusetts General Laws governing trusts and voluntary associations is silent as to a trustee's required standard of conduct. However, Massachusetts common law provides that a trustee of a Massachusetts trust owes a fiduciary duty to the trust and must carry out his or her responsibilities as trustee in accordance with that fiduciary duty.

MEETINGS OF STOCKHOLDERS. The MGCL requires corporations operating as registered closed-end investment companies such as the Fund to hold annual stockholder meetings. Pursuant to the Fund's Bylaws, special meetings of stockholders may be called at any time by the Chairman of the Board, by the Board of Directors, by the President of the Fund or upon written request of stockholders representing at least a majority of the Fund's outstanding shares. The presence in person or by proxy of stockholders entitled to cast a majority of the Fund's outstanding shares would constitute a quorum for conducting business at the stockholders meeting. The Massachusetts General Laws do not require a Massachusetts business trust to hold annual meetings. The
Declaration of Trust and By-laws of the BT Investment Funds do not require Small Cap Fund to hold annual meetings of shareholders. Special meetings of shareholders of Small Cap Fund may be called by the trustees or upon the written request of shareholders owning not less than ten percent of Small Cap Fund's outstanding shares. A majority of shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Small Cap Fund shareholders meeting.

ELECTION OF DIRECTORS/TRUSTEES. Under the Fund's Bylaws, the Board of Directors is divided into three classes. Directors are elected to hold office, unless sooner removed, for a term of three years and until their successors are elected and qualify. Pursuant to the Fund's Bylaws, a director may only removed with cause. A vacancy on the Board may only be filled by action of a majority of the remaining directors. Any directors elected to fill a vacancy serve for the remainder of the full term of the class in which the vacancy occurred. The Declaration of Trust of the BT Investment Funds provides that each trustee holds office until the next annual meeting of shareholders, if one is held, called for the purpose of electing trustees and until the election and qualification of his or her successor. A trustee may be removed at any time by written instrument, signed by at least two-thirds of the number of trustees prior to the removal of the trustee or at any special meeting of shareholders by a vote of two-thirds of the outstanding shares. A vacancy on the Board may only be filed by action of a majority of the remaining trustees.

               ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES

The following table shows where in Small Cap Fund's prospectus you can find additional information about the business of Small Cap Fund.

------------------------------------------------------------------------------------------------------------------
          TYPE OF INFORMATION                                     HEADINGS IN PROSPECTUS
------------------------------------------------------------------------------------------------------------------
                                                                      SMALL CAP FUND
------------------------------------------------------------------------------------------------------------------
  RISK/RETURN SUMMARY                                           Overview of Small Cap Fund
------------------------------------------------------------------------------------------------------------------
  Investment objectives/goals                                              Goal
------------------------------------------------------------------------------------------------------------------
  Principal investment strategies                    Core Strategy, Investment Policies and Strategies
------------------------------------------------------------------------------------------------------------------
  Principal risks of investing in       Principal Risks of Investing in the Fund, Who Should Consider Investing in
  the Fund: narrative disclosure                                         the Fund
------------------------------------------------------------------------------------------------------------------
  Principal risks of investing in
  the Fund: risk/return bar chart                         Total Returns, After Fees and Expenses
  and table
------------------------------------------------------------------------------------------------------------------
  Fee table                                                   Annual Fund Operating Expenses
------------------------------------------------------------------------------------------------------------------
  BODY OF PROSPECTUS                                         A Detailed Look at Small Cap Fund
------------------------------------------------------------------------------------------------------------------
  Investment objectives, principal
  investment strategies and related        Objective, Strategy, Principal Investments, Investment Process, Other
  risks                                                            Investments and Risks
------------------------------------------------------------------------------------------------------------------
  Management: investment
  advisor and portfolio manager                         Management of the Fund; Portfolio Managers
------------------------------------------------------------------------------------------------------------------
  Shareholder information:
  pricing of fund shares                                    Calculating the Fund's Share Price
------------------------------------------------------------------------------------------------------------------
  Shareholder information:
  purchase of fund shares                                     Buying and Selling Fund Shares
  redemption of fund shares
------------------------------------------------------------------------------------------------------------------
  Shareholder information:
  Dividends and distributions; tax                    Dividends and Distributions, Tax Considerations
  consequences
------------------------------------------------------------------------------------------------------------------
  Financial highlights information                                 Financial Highlights
------------------------------------------------------------------------------------------------------------------

                      BOARDS' EVALUATION AND RECOMMENDATION

For the reasons described above, the Board, including a majority of the Independent Directors, approved the reorganization at the special meeting held on February 21, 2002. Only Ralph W. Bradshaw, an Independent Director, did not vote in favor of the reorganization. In particular, the Board determined that the reorganization was advisable and in the best interests of the Fund and its stockholders and that the interests of the Fund's stockholders would not be diluted as a result of the reorganization. Similarly, the Board of Trustees of Small Cap Fund, including the Trustees who are not 'interested persons' of either Fund or the Advisor (the "Independent Trustees"), approved the reorganization at a meeting held on February 26, 2002. The Board of Trustees also determined that the reorganization was in the best interests of Small Cap Fund and that the interests of Small Cap Fund's shareholders would not be diluted as a result of the reorganization.

------------------------------------------------------------------------------
THEREFORE, AFTER CAREFUL CONSIDERATION, THE BOARD, INCLUDING A MAJORITY OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE 'FOR' THE PROPOSAL TO APPROVE THE REORGANIZATION AS PROVIDED IN THE AGREEMENT AND PLAN OF REORGANIZATION.
------------------------------------------------------------------------------

                         VOTING RIGHTS AND REQUIRED VOTE

Each share of common stock of the Fund outstanding on the Record Date is entitled to one vote. Approval of the above proposal requires the affirmative vote of a majority of the shares of common stock of the Fund outstanding and entitled to vote.

Shares of common stock of the Fund represented in person or by proxy, including shares that abstain or do not vote on the proposal will be counted for purposes of determining whether there is a quorum at the Meeting or any adjournments thereof. These include proxies submitted by a broker or nominee holding shares in 'street name' who indicates on the proxy card that it does not have discretionary authority to vote on the proposal. Because abstentions and broker non-votes are treated as shares present but not voting, an abstention from voting or a 'broker non-vote' has the same effect as a vote against the proposal.

If the required approval of stockholders is not obtained, the Fund will continue to engage in business as a closed-end investment company and the Board will consider what further action, if any, may be appropriate.

--------------------------------------------------------------------------------
                                   PROPOSAL 2

                              ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

                                     SUMMARY

As discussed in Proposal 1 above, the Board has determined that it is in the best interests of the Fund and its stockholders to approve an Agreement to merge the Fund into Small Cap Fund. While the Fund would dissolve as a result of the reorganization, the Board and the Advisor believe that it is very important for the existing directors to oversee the reorganization process on behalf of the Fund and its stockholders. If stockholders approve Proposal 1, it is expected that the reorganization will be consummated on _____ , 2002.

Under the Fund's Charter and Bylaws, the directors are divided into three classes. Joseph J. Incandela's and Robert E. Greeley's terms as director will expire at the Meeting. Mr. Incandela, the Chairman of the Fund, has served as a director of the Fund since 1990. Mr. Greeley has served as a director of the Fund since its inception in 1987. Because the reorganization is expected to occur several months after the Meeting, the Board and the Advisor believe strongly that the Fund and its stockholders will particularly benefit from the experience and Fund-specific knowledge that these two long-standing directors would bring to overseeing and implementing the reorganization process. ___ For that reason, the Special Nominating Committee of the Board has nominated Messrs. Incandela and Greeley to stand for re-election to the Board for a term of three years and until their successors are elected and qualify.

A plurality of all votes cast at the Meeting, at which a quorum is present, is sufficient to elect a director. This means that the two nominees who receive the greatest number of votes will be elected. Unless authority is withheld, it is the intention of the persons named in the proxy card to cast each vote in favor of Robert E. Greeley and Joseph J. Incandela as directors of the Fund to serve for three years and until their successors are duly elected and qualify. Both Mr. Greeley and Mr. Incandela have consented to being nominated and have indicated a willingness to serve if elected. The Board knows of no reason why either Robert E. Greeley or Joseph J. Incandela would be unable to serve. However, if either Robert E. Greeley or Joseph J. Incandela should be unable to serve, the proxies received will be voted for any other person designed to replace either nominee by the Board of Directors.

The Board recommends that the stockholders vote FOR the election of Messrs. Greeley and Incandela as Directors of the Fund.

The following table presents certain information regarding the directors and officers (including the nominees), indicating their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout. Ms. Jones is an "interested person" as defined in the Investment Company Act through her position with the Advisor. Each officer is elected annually by the Board and serves until the officer's successor is duly elected and qualifies, or until the officer's resignation or removal by the Board or death. The Fund's administrator is also DeAM, Inc.

INFORMATION CONCERNING THE DIRECTORS, NOMINEES AND OFFICERS

-------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND (AGE)       TERM OF OFFICE   PRINCIPAL OCCUPATION(S)        NUMBER OF         OTHER DIRECTORSHIPS
POSITION WITH THE FUND        AND LENGTH OF    DURING PAST 5 YEARS            PORTFOLIOS IN     HELD BY DIRECTORS
                              TIME SERVED                                     FUND COMPLEX
                                                                              OVERSEEN BY
                                                                              DIRECTOR*
-------------------------------------------------------------------------------------------------------------------
                              INDEPENDENT DIRECTORS
-------------------------------------------------------------------------------------------------------------------
Robert E. Greeley (70)             1987         President, Page Mill Asset           1
c/o Deutsche Asset                            Management (1986 to present);
 Management                                     Private Investor, Manager
One South Street,                                 Corporate Investments,
Baltimore, MD 21202                              Hewlett Packard (1979 to
Director and Nominee                                      1991).
-------------------------------------------------------------------------------------------------------------------
Joseph J. Incandela, (55)                      President, Overture Capital           1
c/o Deutsche Asset                 1990        Partners (2001 to present),
 Management                                     Private Investor (January
One South Street,                                   1999 to present);
Baltimore, MD 21202                             Partner/Managing Director,
Chairman,  Director and                         Thomas H. Lee Co. (1992 to
Nominee                                                   1998).
-------------------------------------------------------------------------------------------------------------------
Richard D. Wood (62)               1987         Private Investor (October            1
c/o Deutsche Asset                              1994 to present); Chairman
 Management                                       and President, Optical
One South Street,                                Radiation Corp. (1969 to
Baltimore, MD 21202                                   October 1994).
Director
-------------------------------------------------------------------------------------------------------------------
Ralph W. Bradshaw(51)              2001           President, Cornerstone             1             Director, The
c/o Deutsche Asset                               Advisors, Inc. (2001 to                         Austria Fund, Inc.
 Management                                        present); Financial                           (1999 to present),
One South Street,                             Consultant (1992 to present);                         Cornerstone
Baltimore, MD 21202                           Vice President, Deep Discount                       Strategic Return
Director                                      Advisors, Inc. (1993 to 1999).                    Fund, Inc. (1999 to
                                                                                                 present), Clemente
                                                                                                  Strategic Value
                                                                                                Fund, Inc. (1998 to
                                                                                                present), EIS Fund,
                                                                                                   Inc. (2001 to
                                                                                                    present) and
                                                                                                 Progressive Return
                                                                                                Fund, Inc. (1999 to
                                                                                                      present)

-------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND (AGE)       TERM OF OFFICE   PRINCIPAL OCCUPATION(S)        NUMBER OF         OTHER DIRECTORSHIPS
POSITION WITH THE FUND        AND LENGTH OF    DURING PAST 5 YEARS            PORTFOLIOS IN     HELD BY DIRECTORS
                              TIME SERVED                                     FUND COMPLEX
                                                                              OVERSEEN BY
                                                                              DIRECTOR*
-------------------------------------------------------------------------------------------------------------------
                              INTERESTED DIRECTORS
-------------------------------------------------------------------------------------------------------------------
Audrey M.T. Jones (55)             1999        Managing Director, Director,          1
Deutsche Asset Management,                     Portfolio Manager, Deutsche
   Inc.                                        Asset Management (September
280 Park Avenue                                     1986 to present).
New York, NY 10017
President and
Director
-------------------------------------------------------------------------------------------------------------------
                              OFFICERS OF THE FUND
-------------------------------------------------------------------------------------------------------------------
Edward J. Veilleux (58)                          Director, Deutsche Asset
One South Street,                                Management (formerly BT
Baltimore, MD 21202                             Alex. Brown Inc.) (October
Vice President                                 1965 to present); Executive
                                                Vice President, Investment
                                               Company Capital Corp. (April
                                                1996 to present); Trustee,
                                                 Devcap Trust (registered
                                               investment company (2000 to
                                                         present)
-------------------------------------------------------------------------------------------------------------------
Fran Pollack-Matz (40)                           Vice President, Deutsche
One South Street,                               Asset Management (formerly
Baltimore, MD 21202                           BT Alex. Brown Inc.) (1998 to
Secretary                                       present); Senior Attorney,
                                                 Securities and Exchange
                                                Commission (1992 to 1998)
-------------------------------------------------------------------------------------------------------------------
Charles. A. Rizzo (44)                           Director, Deutsche Asset
One South Street,                             Management (2000 to present);
Baltimore, MD 21202                           Vice President and Department
Treasurer                                       Head, BT Alex. Brown Inc.
                                                  (1998 to 1999); Senior
                                                Manager, Coopers & Lybrand
                                                     LLP (1993-1998).
-------------------------------------------------------------------------------------------------------------------
Amy M. Olmert (38)                               Director, Deutsche Asset
One South Street,                                Management (formerly BT
Baltimore, MD 21202                             Alex. Brown Inc.) (1999 to
Assistant Treasurer                             present); Certified Public
                                              Accountant (1989 to present);
                                                 Vice President, BT Alex,
                                                Brown Inc. (1997 to 1999);
                                                     Senior Manager,
                                                PricewaterhouseCoopers LLP
                                                       (1988-1997).
-------------------------------------------------------------------------------------------------------------------
Sharon Kanovsky (37)                             Vice President, Deutsche
One South Street,                               Asset Management (2000 to
Baltimore, MD 21202                             present); Senior Manager,
Assistant Treasurer                             PricewaterhouseCoopers LLP
                                                       (1986-2000).
-------------------------------------------------------------------------------------------------------------------

* As of December 31, 2001, the total number of Deutsche Asset Management Funds (the 'Fund Complex') is 70.

INFORMATION CONCERNING COMMITTEES AND MEETINGS OF DIRECTORS

The Board met six times during the fiscal year ended December 31, 2001 and each director attended at least 75% of the meetings of the Board and meetings of the committees of the Board of Directors on which such director served.

Mr. Wood, Mr. Greeley, Mr. Incandela and Ms. Jones, comprise the Valuation Committee which was constituted to consider and act upon all questions relating to valuation of the securities in the Fund's portfolio which may arise between meetings of the directors. The Fund has an Audit Committee consisting of Messrs. Greeley, Wood and Incandela. All of the members of the Audit Committee are 'independent' as provided for in the applicable requirements of the New York Stock Exchange. Mr. Wood serves as Chairman of the Audit Committee. In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. During 2001, the Audit Committee met two times. The Audit Committee also met on February 14, 2002 to consider the proposed reorganization of the Fund into Small Cap Fund. At that meeting, the Audit Committee also made recommendations to the Board as to the selection of the independent public accountants, reviewed the methods, scope and result of the audits and audit fees charged, and reviewed the Fund's internal accounting procedures and controls. The Audit Committee also considered the scope and amount of non-audit services provided to the Fund, the Advisor and affiliates by the independent public accountants.

The Special Nominating Committee is comprised of Mr. Greeley, Mr. Incandela and Mr. Wood. The Special Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board. Stockholders' recommendations as to nominees which are received by the Fund are referred to the Special Nominating Committee for its consideration and action. The Special Nominating Committee has discussed and recommended the nomination of Messrs. Greeley and Incandela to the full Board.

Set forth below is the dollar range of equity securities beneficially owned by each director as of December 31, 2001:

----------------------------------------------------------------------------------------------------------------
            NAME OF DIRECTOR             DOLLAR RANGE OF EQUITY SECURITIES     AGGREGATE DOLLAR RANGE OF EQUITY
                                                    IN THE FUND                  SECURITIES IN ALL REGISTERED
                                                                               INVESTMENT COMPANIES OVERSEEN BY
                                                                               DIRECTOR IN THE ADVISOR'S FAMILY
                                                                                           OF FUNDS
----------------------------------------------------------------------------------------------------------------
                              INDEPENDENT DIRECTORS
----------------------------------------------------------------------------------------------------------------
            Ralph W. Bradshaw
----------------------------------------------------------------------------------------------------------------
            Robert E. Greeley
----------------------------------------------------------------------------------------------------------------
           Joseph J. Incandela
----------------------------------------------------------------------------------------------------------------
             Richard D. Wood
----------------------------------------------------------------------------------------------------------------
                               INTERESTED DIRECTOR
----------------------------------------------------------------------------------------------------------------
            Audrey M.T. Jones
----------------------------------------------------------------------------------------------------------------

COMPENSATION OF DIRECTORS AND OFFICERS

The Fund pays no compensation to the Fund's officers. None of the Fund's directors, officers or nominees has engaged in any financial transactions with the Fund or the Advisor.

--------------------------------------------------------------------------------------------------------
  NAME OF DIRECTOR           AGGREGATE         PENSION OR     ESTIMATED    TOTAL COMPENSATION FROM FUND
                       COMPENSATION FROM THE   RETIREMENT  ANNUAL BENEFITS AND OTHER FUNDS IN COMPLEX**
                               FUND*            BENEFITS   UPON RETIREMENT
                                               ACCRUED AS
                                                PART OF
                                                 FUND'S
                                                EXPENSES
--------------------------------------------------------------------------------------------------------
 Ralph W. Bradshaw                                 $0             $0
--------------------------------------------------------------------------------------------------------
 Audrey M.T. Jones                                 $0             $0
--------------------------------------------------------------------------------------------------------
 Robert E. Greeley                                 $0             $0
--------------------------------------------------------------------------------------------------------
Joseph J. Incandela                                $0             $0
--------------------------------------------------------------------------------------------------------
  Richard D. Wood                                  $0             $0
--------------------------------------------------------------------------------------------------------

*    As of the Fund's fiscal year end, December 31, 2001.
** None of the Directors receives any compensation from any other investment company managed by or affiliated with the Advisor.

AUDIT SERVICES AND FEES

[NOTE: NEED TO PROVIDE AUDIT FEE INFORMATION] Audit services performed by KPMG LLP for the Fund during the fiscal year ended December 31, 2001 consisted of the examination of the financial statements of the Fund, consultation on financial accounting and reporting matters, review and consultation regarding various filings with the Securities and Exchange Commission, including examination of answers to certain items in the Fund's Annual Report filed with the Securities and Exchange Commission.

The aggregate fees billed for professional services rendered by KPMG LLP for its audit of the Fund's annual financial statements for the year ended December 31, 2001 contained in the annual report filed by the Fund amounted to $_________.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION

KPMG LLP did not provide any financial systems design or implementation services during the year.

ALL OTHER AUDIT FEES

The aggregate fees billed for all services rendered by KPMG LLP to the Fund, its investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides services to the Fund other than the audit fees described above during the year ended December 31, 2001 amounted to $____________.

REPORT OF THE AUDIT COMMITTEE

In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent public accountants a formal written statement describing all relationships between the accountants and the Fund, the Advisor and affiliates that might bear on the accountants' independence consistent with Independence Standards Board Standard No. 1, 'Independence Discussions with Audit Committee'. The Audit Committee discussed with the accountants any relationships that may impact their objectivity and independence and considered whether KPMG's provision of non-audit-related services was compatible with maintaining the independence of KPMG LLP. The Audit Committee also discussed and reviewed with the accountants all communications required by generally accepted accounting standards, including those described in Statement on Auditing Standards No. 61, as amended, 'Communications with Audit Committees', and discussed and reviewed the results of the accountants' examination of the financial results for the year ended December 31, 2001. The Audit Committee has reviewed and discussed the audited financial statements with Fund management.

Based upon the above mentioned review and discussions with Fund management, the Audit Committee concluded that KPMG's provision of non-audit-related services was compatible with maintaining the accountants' independence. The Audit Committee recommended to the Board that the Fund's audited financial statements be included in its Annual Report for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission. The members of the Audit Committee, Messrs. Greeley, Incandela and Wood (Chairman), unanimously recommended the reappointment of the independent public accountants and the Board concurred in such approved.

                       INFORMATION CONCERNING THE MEETING

SOLICITATION OF PROXIES

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or through the Internet, or in person by the Directors, officers and employees of the Fund or by personnel of Deutsche Asset Management, Inc. or ICC Distributors, Inc., the distributor of Small Cap Fund's shares. Georgeson Shareholder Communications, a third party soliciting firm, has agreed to provide solicitation services to the Fund at a cost of approximately $45,000, which estimate reflects the costs of a potential proxy contest.

REVOKING PROXIES

A Fund stockholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

[ ] By filing a written notice of revocation with the Fund, or

[ ] By returning before the time of the Meeting a duly executed proxy with a later date than the proxy being revoked, or

[ ] If a stockholder has executed a proxy but is present at the Meeting and wishes to vote in person, by notifying the secretary of the Fund at the Meeting at any time before the proxy is voted.

Simply attending the Meeting without voting, however, will NOT revoke a previously executed and returned proxy. If you hold your shares in 'streetname' and have instructed a broker to vote your shares, you must follow the directions received from your broker on revoking your proxy.

OUTSTANDING SHARES AND QUORUM

As of March 29, 2002, there were _________ shares of common stock of the Fund were outstanding. Only stockholders of record on March 29, 2002 (the "Record Date") are entitled to notice of and to vote at the Meeting. If stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting are present in person or by proxy, a quorum will exist.

OTHER BUSINESS

The Board knows of no business to be presented for consideration at the Meeting other than the two proposals. If other business is properly brought before the Meeting, proxies will be voted according to the discretion of the persons named as proxies.

The Fund's Bylaws currently provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, notice must generally be given in writing to the Secretary of the Fund at the principal executive office of the Fund not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the mailing of the notice for the preceding year's annual meeting. Accordingly, a stockholder nomination or proposal intended to be considered at the 2003 Annual Meeting must be received by the Secretary after the close of business on ___________________, 2002, and prior to the close of business on
_______________,2002. Proposals should be mailed to the Fund, to the attention of the Fund's Secretary, Fran Pollack-Matz, One South Street, Baltimore, Maryland 21202. A copy of the Bylaws may be obtained from Fran Pollack-Matz, the Fund's Secretary, by written request to the same address.

In addition, if you wish to have your proposal considered for inclusion in the Fund's 2003 Proxy Statement, we must receive it on or before _______________, 2002.

ADJOURNMENTS

If a quorum is not present in person or by proxy at the time the Meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. If a quorum is present but there are not sufficient votes in favor of either proposal, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of shares of common stock of the Fund present in person or by proxy at the session of the Meeting to be adjourned. If an adjournment of the Meeting is proposed because there are not sufficient votes in favor of either proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the reorganization against adjournment.

TELEPHONE AND INTERNET VOTING

The Fund may record votes over the telephone or through the Internet. In doing so, it will use procedures designed to authenticate stockholders' identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted over the telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.


                        OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of the Funds, as of March 29 , 2002, the following persons owned, of record or beneficially, 5% or more of the outstanding shares of Small Cap Fund and the Fund (before the reorganization) and would own (after the reorganization), more than 5% of the outstanding shares of Small Cap Fund.

----------------------------------------------------------------------------------------------------------------
    NAMES AND ADDRESSES OF OWNERS OF         THE FUND            SMALL CAP FUND             SMALL CAP FUND
         MORE THAN 5% OF SHARES                                      SHARES                     SHARES
                                                             (BEFORE REORGANIZATION)    (AFTER REORGANIZATION)
----------------------------------------------------------------------------------------------------------------
  Deep Discount Advisors, Inc.
  One West Pack Square, Suite 777
  Asheville, NC  28801
----------------------------------------------------------------------------------------------------------------
  Ron Olin Investment Management
  Company
  One West Pack Square, Suite 777
  Asheville, NC  28801
----------------------------------------------------------------------------------------------------------------

As of _______ , 2002, the table reflects PRO FORMA exchange ratios of approximately ____ Small Cap Fund shares being issued for each share of common stock of the Fund . If the reorganization is consummated, the actual exchange ratios on the reorganization date may vary from the exchange ratios as previously discussed.

As of _____ , 2002, the Directors, Trustees and officers of the Fund and Small Cap Fund, each as a group, owned in the aggregate less than 1% of the outstanding shares of their respective Funds.

                                     EXPERTS

The financial statements and the financial highlights of the Fund as of December 31, 2001 and for the periods then ended and of Small Cap Fund as of September 30, 2001 and for the periods then ended are incorporated by reference into this proxy statement and prospectus. These financial statements and financial highlights for Small Cap Fund have been audited by _________________________ as stated in the reports appearing in the Annual Report to shareholders. These financial statements and financial highlights are included in reliance upon the report given upon the authority of such firm as an expert in accounting and auditing.

                              AVAILABLE INFORMATION

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, and files reports, proxy statements and other information with the Securities and Exchange Commission (the 'SEC'). These reports, proxy statements and other information filed by the Funds can be inspected and copied (at prescribed rates) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the following regional offices: Chicago (500 West Madison Street, Suite 1400, Chicago, Illinois) and New York (7 World Trade Center, Suite 1300, New York, New York). Copies of such material can also be obtained by e-mail at PUBLICINFO@SEC.GOV, or by writing the Public Reference Branch, office of the Consumer Affairs and Information Services of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. For information on the Public Reference Section, call the SEC at 1-202-942-8090. In addition, copies of these documents may be viewed on-screen or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. The Fund's annual and semi-annual reports to stockholders, proxy statements and other information can also be inspected at the NYSE.

                      AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the 'AGREEMENT') is made as of this ___ day of ______, 2002 among (i) BT Investment Funds (the 'BT TRUST'), a business trust organized under the laws of the Commonwealth of Massachusetts with its principal place of business at One South Street, Baltimore, Maryland 21202, on behalf of Small Cap Fund (the 'ACQUIRING FUND'), a series of the BT Trust, and (ii) The SMALLCap Fund, Inc., a corporation organized under the laws of the State of Maryland with its principal place of business at One South Street, Baltimore, Maryland 21202 (the 'ACQUIRED FUND').

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the 'CODE'). The reorganization (the 'REORGANIZATION') will consist of (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for (a) the issuance of Merger shares of beneficial interest of the Acquiring Fund (the 'ACQUIRING FUND SHARES') to the Acquired Fund, and (b) the assumption by the Acquiring Fund of certain scheduled liabilities of the Acquired Fund, and (ii) the distribution by the Acquired Fund, on the Closing Date herein referred to or as soon thereafter as conveniently practicable, of the Acquiring Fund Shares to the stockholders of the Acquired Fund in liquidation and the dissolution of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Reorganization is intended to qualify as a reorganization within the meaning of Section 368(a) of the Code;

WHEREAS, the Acquired Fund is a registered closed-end management investment company and the BT Trust is a registered open-end management investment company;

WHEREAS, the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest;

WHEREAS, the Board of Trustees of the BT Trust has determined that the exchange of all of the assets of the Acquired Fund for shares of the Acquiring Fund and the assumption by the Acquiring Fund of certain scheduled liabilities of the Acquired Fund is in the best interests of the Acquiring Fund shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction;

WHEREAS, the Board of Directors of the Acquired Fund has determined that the exchange of all of the assets of the Acquired Fund for shares of the Acquiring Fund and the assumption of certain scheduled liabilities of the Acquired Fund is advisable and in the best interests of the Acquired Fund stockholders and that the interests of the existing stockholders of the Acquired Fund would not be diluted as a result of this transaction.

     1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR MERGER CLASS SHARES OF THE ACQUIRING FUND AND ASSUMPTION OF THE ACQUIRED FUND'S SCHEDULED LIABILITIES AND LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND.

          1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets to the Acquiring Fund as set forth in paragraph 1.2 free and clear of all liens and encumbrances, and the Acquiring Fund agrees in exchange therefor: (a) to issue and deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets transferred to the Acquiring Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner as of the time and date set forth in paragraph 2.2; and
(b) to assume certain scheduled liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing on the Closing date provided for in paragraph 3.1 (the 'CLOSING' and the 'CLOSING DATE', respectively).

          1.2. (a) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all the property of the Acquired Fund, including, without limitation, all good will, all interests in the name of the Acquired Fund, all other intangible property and all books and records of the Acquired Fund.

                  (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's assets as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities in the ordinary course of its business (except to the extent sales may be limited by representations made in connection with the issuance of the tax opinion described in paragraph 7.6 hereof) but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

1.3. The Acquired Fund will endeavor to discharge all the Acquired Fund's known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of the Acquired Fund prepared by Deutsche Asset Management, Inc. ('DEAM, INC.'), as administrator of the Acquired Fund, as of the Valuation Date, in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Acquired Fund reflected in that unaudited Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, not reflected thereon.

1.4. On the Closing Date or as soon thereafter as is conveniently practicable (the 'LIQUIDATION DATE'), the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund's stockholders of record determined as of the close of business on the Closing Date (the 'ACQUIRED FUND STOCKHOLDERS'), the Acquiring Fund Shares it receives pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the stockholders of the Acquired Fund and representing the respective pro rata number of the Acquiring Fund Shares due such stockholders. All issued and outstanding shares of common stock of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although any share certificates representing shares of common stock of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 1.1. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

1.6. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is dissolved.

1.8. The Acquired Fund shall, following the Closing Date and the making of all distributions pursuant to paragraph 1.4, be dissolved under the laws of the State of Maryland and in accordance with its governing documents.

                                  2. VALUATION
2.1. The value of the assets of the Acquired Fund to be transferred, and liabilities of the Acquired Fund to be assumed, hereunder shall be the value of such assets computed as of the close of regular trading on The New York Stock Exchange, Inc. (the 'NYSE') on the date of the Closing of the Reorganization (such time and date being hereinafter called the Closing Date or the 'VALUATION DATE'), using the valuation procedures set forth in the Acquired Fund's most recent annual report to stockholders.

2.2. The net asset value of the Acquiring Fund Shares shall be the value computed as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures set forth in the then current prospectus or statement of additional information of the Acquiring Fund.

2.3 The net asset value of the Acquired Fund Shares shall be the value computed as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures set forth in the Acquired Fund's most recent annual report to stockholders.

2.4. All computations of value shall be made by [DOES BT STILL SERVE AS
PRICING AGENT?] Bankers Trust Company ('Bankers Trust') in accordance with its regular practice as pricing agent for the Acquiring Fund and in accordance with its regular practice as pricing agent for the Acquired Fund.

                           3. CLOSING AND CLOSING DATE
3.1. The Closing Date shall be ________ , 2002, or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held as of 4:00 p.m. at the offices of Deutsche Asset Management, One South Street, Baltimore, Maryland 21202, or at such other time and/or place as the parties may agree.

3.2. The custodian for the Acquired Fund (the 'CUSTODIAN') shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's assets have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

3.3. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the BT Trust or the Fund shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the parties hereto is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.4. The Acquired Fund shall deliver to the Acquiring Fund at the Closing a list of the names, addresses, taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund Stockholders and the number and percentage ownership of outstanding full and fractional shares owned by each such stockholder immediately prior to the Closing, certified on behalf of the Acquired Fund by the President or a Vice President of the Fund. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

                        4. REPRESENTATIONS AND WARRANTIES
4.1. The Acquired Fund represents and warrants to the BT Trust and the Acquiring Fund as follows:

(a) The Acquired Fund is a corporation existing and in good standing under the laws of the State of Maryland and has the power to own all of its properties and assets and, subject to approval by the stockholders of the Acquired Fund, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b) The Acquired Fund is a registered closed-end investment management company, and its registration with the Securities and Exchange Commission (the 'COMMISSION') as an investment company under the Investment Company Act of 1940, as amended (the '1940 ACT'), is in full force and effect;

(c) The Acquired Fund is not, and the execution, delivery and performance of this Agreement with respect to the Acquired Fund will not result, in a material violation of its Charter, or any amendment thereto, or Second Amended and Restated Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the BT Trust is a party or by which it is bound;

(d) The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to the Acquired Fund prior to the Closing Date;

(e) No material litigation or administrative proceeding or investigation of the same, before any court or governmental body, is presently pending or, to the best of its knowledge, threatened against the Acquired Fund or any of the Acquired Fund's properties or assets, except as previously disclosed in writing to, and acknowledged in writing by, the Acquiring Fund. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or the Acquired Fund's ability to consummate the transactions herein contemplated;

(f) The Statement of Assets and Liabilities of the Acquired Fund as of December 31, 2001, has been audited by KPMG, LLP, independent accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (copies of which have been furnished to each of the other parties hereto) fairly reflects the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date not disclosed therein;

(g) Since December 31, 2001, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred, except as otherwise disclosed to and accepted by each of the other parties hereto. For the purposes of this subparagraph (g), a decline in net asset value per share of the Acquired Fund shall not constitute a material adverse change;

(h) At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law then to have been filed by such dates shall have been timely filed, and all federal and other taxes (whether or not shown as due on such returns) shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i) For each taxable year of its operations, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such and will qualify and be treated as such for its final taxable year ending on the Closing Date;

(j) For each taxable year of its operations, the Acquired Fund has met the requirements of Section 851(g) of the Code for qualification and treatment as a separate corporation and will qualify and be treated as such for its final taxable year ending on the Closing Date;

(k)      All issued and outstanding shares of common stock of the Acquired
Fund are, and at the Closing Date will be duly authorized and validly issued, fully paid and non-assessable. All of the issued and outstanding shares of common stock of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquired Fund, nor is there outstanding any security convertible into any shares of the Acquired Fund;

(l) At the Closing Date, the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the '1933 ACT'), other than as disclosed in writing to, and accepted in writing by, the Acquiring Fund;

(m) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquired Fund's Board of Directors, and, subject to the approval of the Acquired Fund stockholders, assuming due authorization, execution and delivery by the BT Trust on behalf of the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(n) The information to be furnished by the Acquired Fund for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

(o) The information to be included in the registration statement on Form N-14 of the Acquiring Fund (the 'REGISTRATION STATEMENT') (other than information therein that relates to the Acquiring Fund and supplied in writing by the Acquiring Fund for inclusion therein) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading;

(p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement;

(q) All of the issued and outstanding shares of common stock of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to and accepted by the Acquiring Fund; and

(r) To the best of their knowledge, after consulting with their independent auditors, the Acquired Fund has not taken or agreed to take any action that would prevent the Reorganization from constituting a transaction qualifying as a reorganization under Section 368(a) of the Code.

         4.2. The BT Trust and the Acquiring Fund represent and warrant to the Acquired Fund as follows:

(a) The Acquiring Fund is a series of the BT Trust, which is a business trust, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b) The BT Trust is a registered open-end investment management company, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

(c) The current prospectus of and statement of additional information of the BT Trust on behalf of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(d) The BT Trust has, and at the Closing Date will have, good and marketable title to the Acquiring Fund's assets;

(e) The BT Trust is not, and the execution, delivery and performance of this Agreement on behalf of the Acquiring Fund will not result, in a material violation of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the BT Trust is a party or by which it is bound;

(f) No material litigation or administrative proceeding or investigation of the same, before any court or governmental body, is presently pending or, to the best of its knowledge, threatened against the BT Trust with respect to the Acquiring Fund or any of the Acquiring Fund's properties or assets, except as previously disclosed in writing to, and acknowledged in writing by, the Acquired Fund. The BT Trust and the Acquiring Fund know of no facts which might form the basis for the institution of such proceedings and neither the BT Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the BT Trust's ability on behalf of the Acquiring Fund to consummate the transactions contemplated herein;

(g) The Statement of Assets and Liabilities of the Acquiring Fund as of September 30, 2001, has been audited by PricewaterhouseCoopers, LLP, independent accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (copies of which have been furnished to each of the other parties hereto) fairly reflects the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein;

(h) Since September 30, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (h), a decline in net asset value per share of the Acquiring Fund shall not constitute a material adverse change;

 (i) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to have been filed by such dates shall have been timely filed, and all federal and other taxes (whether or not shown as due on said returns and reports) shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j) For each taxable year of its operations, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such and will qualify and be treated as such on the Closing Date;

(k) For each taxable year of its operations, the Acquiring Fund has met the requirements of Section 851(g) of the Code for qualification and treatment as a separate corporation and will qualify and be treated as such for its final taxable year ending on the Closing Date;

(l) At the date hereof, all issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, nor is there outstanding any security convertible into shares of the Acquiring Fund;

(m) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the BT Trust's Board of Trustees on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery by the Acquired Fund, this Agreement will constitute a valid and binding obligation of the BT Trust on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(n) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund stockholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares and will be fully paid and non-assessable;

(o) The information to be furnished by BT Trust on behalf of the Acquiring Fund, for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(p) The information contained in the Registration Statement (other than information therein that relates to the Acquired Fund and supplied in writing by the Acquired Fund for inclusion therein) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading;

(q) The BT Trust, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue the Acquiring Fund's operations after the Closing Date;

(r) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the BT Trust on behalf of the Acquiring Fund of the transactions contemplated by this Agreement.

                       5. COVENANTS OF EACH OF THE PARTIES

5.1. The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions necessary or advisable (except to the extent distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in paragraph 7.6 hereof), in each case payable either in cash or in additional shares. Explicit covenant for Acquired Fund to declare and pay allundistributed distributions/dividends for its current fiscal year.

5.2. The BT Trust, on behalf of the Acquiring Fund, will operate its business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions necessary or advisable, in each case payable either in cash or in additional shares.

5.3. This Agreement will have been approved by the affirmative vote of a majority of the outstanding shares of common stock of the Acquired Fund entitled to vote on the matter. The Acquired Fund will take all action necessary to obtain approval of the transactions contemplated herein.

5.4. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

5.6. Subject to the provisions of this Agreement, the Acquired Fund and the BT Trust, on behalf of the Acquiring Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7. The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by the Acquired Fund's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which statement will be certified by the Treasurer of the Acquired Fund.

5.8. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement, in compliance with the 1933 Act, the Securities Exchange Act of 1934 (the '1934 ACT'), and the 1940 Act in connection with the Acquired Fund's stockholders approval of this Agreement and the transactions contemplated herein.

5.9 The Acquired Fund and the Acquiring Fund shall each use its best reasonable efforts to cause the Reorganization to be treated as a reorganization within the meaning of Section 368(a) of the Code.


6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND AND THE
         ACQUIRING FUND

The obligations of each Fund to consummate the transactions provided for herein shall be subject, at their election, to the performance by each Fund of all of the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

6.1. All representations and warranties made in this Agreement by or on behalf of the Funds shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities showing the federal income tax basis and holding periods as of the Closing Date, certified by the Acquired Fund's Treasurer or Assistant Treasurer on behalf of the Acquired Fund;

6.3 The Acquired Fund and BT Trust on behalf of the Acquiring Fund shall have delivered to the Acquiring Fund and the Acquired Fund, respectively, on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and the Acquired Fund, respectively, and dated as of the Closing Date, to the effect that the representations and warranties made in this Agreement by or on behalf of the Acquired Fund and the Acquiring Fund, respectively, are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement.

7. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE PARTIES

If any of the conditions set forth below do not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

7.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund's Charter and Second Amended and Restated Bylaws and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, no party hereto may waive the conditions set forth in this paragraph 7.1;

7.2. On the Closing Date, no action, suit or other proceeding shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

7.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including 'no-action' positions of and exemptive orders from such federal and state authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of any party hereto, provided that any party may for itself waive any of such conditions;

7.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

7.5. The Acquired Fund shall have distributed to its stockholders all of its investment company taxable income, as defined in Section 852(b)(2) of the Code (prior to reduction by any dividends paid deduction), and all of its net capital gain, as such term is used in Section 852(b)(3)(C) of the Code, after reduction by any capital loss carryforward, and all of the excess of (1) its interest income excludable from gross income under Section 103(a) of the Code over (2) the deductions disallowed under Sections 265 and 171(a)(2) of the Code, in each case for its taxable year ending on the Closing Date.

7.6. The parties shall have received a favorable written opinion of Willkie Farr & Gallagher, addressed to the BT Trust with respect to the Acquiring Fund and to the Acquired Fund, and satisfactory to each of Daniel O. Hirsch, as Secretary of the Acquiring Fund, and Fran Pollack-Matz, as Secretary of the Acquired Fund, substantially to the effect that for federal income tax purposes:

(a) The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of certain scheduled Acquired Fund liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund stockholders in exchange for their Acquired Fund shares of common stock and the dissolution of the Acquired Fund, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be 'a party to a reorganization' within the meaning of
Section 368(b) of the Code;

(b) No gain or loss will be recognized by the Acquired Fund upon (i) the transfer of all of its assets to the Acquiring Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of certain scheduled Acquired Fund liabilities by the Acquiring Fund and (ii) the distribution by the Acquired Fund of such Acquiring Fund Shares to the Acquired Fund stockholders;

(c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of certain scheduled Acquired Fund liabilities by the Acquiring Fund;

(d) The basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be, in each instance, the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer;

(e) The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will, in each instance, include Acquired Fund's tax holding period for those assets;

(f) The Acquired Fund stockholders will not recognize gain or loss upon the exchange of all of their shares of common stock of the Acquired Fund solely for Acquiring Fund Shares as part of the transaction;

(g) The basis of the Acquiring Fund Shares received by each Acquired Fund stockholder in the transaction will be the same as the basis of the shares of common stock of the Acquired Fund surrendered in exchange therefor; and

(h) The tax holding period of the Acquiring Fund Shares received by each Acquired Fund stockholder will include the tax holding period for the shares of common stock of the Acquired Fund surrendered in exchange therefor, provided that such Acquired Fund shares were held as capital assets on the date of the exchange.

(i) No gain or loss will be recognized by the Acquiring Fund upon its contribution of the assets of the Acquired Fund to the Small Cap Portfolio solely in exchange for an interest in the Small Cap Portfolio;

(j) No gain or loss will be recognized by the Small Cap Portfolio upon the contribution by the Acquiring Fund of the assets of the Acquired Fund to the Small Cap Portfolio solely in exchange for an interest in the Small Cap Portfolio;

(k) The basis of the Small Cap Portfolio in the assets of the Acquired Fund contributed to the Small Cap Portfolio by the Acquiring Fund will be, in each instance, the same as the basis of those assets in the hands of the Acquiring Fund immediately prior to such contribution;

(l) The tax holding period of the Small Cap Portfolio with respect to the assets of the Acquired Fund contributed by the Acquiring Fund to the Small Cap Portfolio will, in each instance, include the Acquired Fund's and the Acquiring Fund's tax holding periods for such assets;

(m) The basis of the interest in the Small Cap Portfolio acquired by the Acquiring Fund as a result of its contribution to the Small Cap Portfolio of the assets of the Acquired Fund will be the same as the Acquiring Fund's basis in such assets; and

(n) The tax holding period of the Acquiring Fund with respect to its interest in the Small Cap Portfolio will include the Acquired Fund's and the Acquiring Fund's tax holding periods for the assets of the Acquired Fund contributed to the Small Cap Portfolio by the Acquiring Fund.

Notwithstanding anything herein to the contrary, no party hereto may waive in any material respect the conditions set forth in this paragraph 7.6.

7.7 The parties shall have received a favorable written opinion of [Hale and Dorr LLP], addressed to the Acquired Fund with respect to the Acquiring Fund and to the Acquired Fund, and satisfactory to each of Daniel O. Hirsch, as Secretary of the Acquiring Fund, and Fran Pollack-Matz, as Secretary of the Acquired Fund, substantially to the effect that all Acquiring Fund Shares, when issued in accordance with the terms of this Agreement, will be legally and validly issued, fully paid and non-assessable by the Acquiring Fund.

7.8 Each of the Acquiring Fund and the Acquired Fund agrees to make and provide representations with respect to itself and its shareholders and stockholders that are reasonably necessary to enable Willkie Farr & Gallagher and [Hale and Dorr] to deliver their respective opinions substantially as set forth in paragraphs 7.6 and 7.7.

                         8. BROKERAGE FEES AND EXPENSES

8.1. Each party hereto represents and warrants to each other party hereto, that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

8.2. DeAM, Inc. will bear 70% of each party's expenses in connection with the Reorganization. The Acquired Fund will bear the remaining 30% of those expenses.

8.3 Stockholders of the Acquired Fund and shareholders of the Acquiring Fund will bear their respective expenses, if any, in connection with the transaction.

                   9. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

9.1. The parties hereto agree that no party has made any representation, warranty or covenant not set forth herein or referred to in paragraphs 4.1, 4.2,
5.1 and 5.2 through 5.8 hereof and that this Agreement constitutes the entire agreement between the parties.

9.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

                                 10. TERMINATION

10.1.    This Agreement may be terminated at any time prior to the Closing
Date by: (a) the mutual agreement of the Acquired Fund and the BT Trust on behalf of the Acquiring Fund; (b) any party in the event that the other party hereto shall materially breach any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or (c) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

10.2. In the event of any such termination, there shall be no liability for damages on the part of any party hereto or their respective Directors, Trustees or officers to any other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

                                 11. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the BT Trust on behalf of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund stockholders called by the Acquired Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund stockholders under this Agreement to the detriment of such stockholders without their further approval.

                                   12. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund and the BT Trust on behalf of the Acquiring Fund at One South Street, Baltimore, MD 21202.

                  13. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                      LIMITATION OF LIABILITY

13.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

13.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, corporation or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5. It is expressly agreed that the obligations of the BT Trust and the Acquired Fund shall not be binding upon any of their respective Directors or Trustees, stockholders or shareholders, nominees, officers, agents or employees personally, but bind only the trust property of the BT Trust or the assets and property of the Acquired Fund, as the case may be, as provided in the trust instruments of the BT Trust and under Maryland law in the case of the Acquired Fund. The execution and delivery of this Agreement have been authorized by the Trustees of the BT Trust and the Directors of the Acquired Fund, and this Agreement has been executed by authorized officers of the BT Trust and the Acquired Fund, respectively, acting as such, and neither such authorization by such Directors or Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the BT Trust and the assets and property of the Acquiring Fund, as the case may be, as provided in the Declaration of Trust of the BT Trust and under Maryland law in the case of the Acquired Fund.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:                                         BT INVESTMENT FUNDS ON BEHALF OF
                                                SMALL CAP FUND

By:      __________________________             By:      _______________________
Name:    Amy M. Olmert                          Name:    Daniel O. Hirsch
Title:   Assistant Secretary                    Title:   Vice President


Attest:                                         THE SMALLCAP FUND, INC.


By:      __________________________             By:      _______________________
Name:    Fran Pollack-Matz                      Name:    Audrey M.T. Jones
Title:   Secretary                              Title:   President

                                      PROXY

                             THE SMALLCAP FUND, INC.
                   One South Street, Baltimore, Maryland 21202

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
        _________ A.M., EASTERN TIME, ON ______________, JUNE ____, 2002

The undersigned holder of common stock of the SMALLCap Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Fran Pollack-Matz and Daniel O. Hirsch, or either of them, with full power of substitution in each of them to attend the Annual Meeting of the Stockholders of the Fund to be held at the Grand Hyatt Park Avenue at Grand Central Station, East 42nd Street, New York, NY 10017, on June __, 2002, at __:___.m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED BELOW. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH OF THE NOMINEES FOR DIRECTOR AND "FOR" THE OTHER PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WITH RESPECT TO THE SMALLCAP FUND, INC. THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' PROPOSALS 1 AND 2.

To proxy vote by Telephone

1)       Read the Proxy Statement and have the Proxy card below at hand.
2)       Call 1-800-___-____.
3) Enter the 12-digit control number set forth on the Proxy card and follow the instructions.

To proxy vote by Internet

1)       Read the Proxy Statement and have the Proxy card below at hand.
2)       Go to the Website WWW.PROXYVOTE.COM
3) Enter the 12-digit control number set forth on the Proxy card and follow the instructions.

Please mark boxes in blue or black ink.

(1) To approve the reorganization of the Fund into the Deutsche Small Cap Fund, an open-end investment company (the "Small Cap Fund"), pursuant to an Agreement and Plan of Reorganization between the Fund and BT Investment Funds on behalf of Small Cap Fund and as described in the Proxy Statement. Under this Agreement, the Fund would transfer all of its assets to Small Cap Fund, an open-end investment company, in exchange for Merger shares of Small Cap Fund. These shares would be distributed proportionately to you and the other stockholders of the Fund. Small Cap Fund would also assume the Fund's stated liabilities, and the Fund would then be liquidated and dissolved;

                     FOR [ ]      AGAINST [ ]            ABSTAIN [ ]

(2) To elect as directors of the Fund: Joseph J. Incandela and Robert E. Greeley, for a term of three years and until their successors are duly elected and qualify; and

                     FOR [ ]      AGAINST [ ]            ABSTAIN [ ]

(3) To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

--------------------------------------------------------------------------------
PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                      ------------------------------------------
                      (Title or Authority)


                      ------------------------------------------
                      (Signature)


                      ------------------------------------------
                      (Signature)

                      Dated: _______________________, 2002
                      (Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                 SMALL CAP FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                 April __ , 2002

This statement of additional information is not a prospectus, but expands upon and supplements the information contained in the combined proxy statement and prospectus of The SMALLCap Fund, Inc. (the "Fund") and Deutsche Small Cap Fund, a series of BT Investment Funds (the "Small Cap Fund"), dated April __, 2002. This statement of additional information should be read in conjunction with the combined proxy statement and prospectus.

Additional copies of the combined proxy statement and prospectus may be obtained by writing to Small Cap Fund at the Service Center, P.O. Box 219210, Kansas City, MO, 64121-9210 or by telephoning Small Cap Fund toll free at 800-730-1313.

This statement of additional information is accompanied by and incorporates by reference the statement of additional information dated January 28, 2002 of BT Investment Funds on behalf of Small Cap Fund.

Small Cap Fund's annual report to shareholders dated September 30, 2001, is also incorporated by reference herein.

                          ADDITIONAL INFORMATION ABOUT
                                 SMALL CAP FUND

The following table shows where in Small Cap Fund's statement of additional information (SAI) you can find additional information about the Small Cap Fund.


----------------------------------------- ----------------------------------------------------
TYPE OF INFORMATION                             HEADINGS IN SAI
----------------------------------------- ----------------------------------------------------
----------------------------------------- ----------------------------------------------------
                                          BT INVESTMENT FUNDS, SMALL CAP FUND
                                          SAI dated January 28, 2002
----------------------------------------- ----------------------------------------------------
----------------------------------------- ----------------------------------------------------
Fund history                              ORGANIZATION  OF  THE TRUST
----------------------------------------- ----------------------------------------------------
----------------------------------------- ----------------------------------------------------
Description of the Fund and its           INVESTMENT OBJECTIVE, POLICIES AND
investments, strategies, polices          RESTRICTIONS:
and risks                                 Investment Objectives
                                          Investment Policies
                                          Fixed Income Securities and Money Market Instruments
                                          Derivative Securities
                                          Additional Risk Factors
                                          Investment Restrictions
----------------------------------------- ----------------------------------------------------
----------------------------------------- ----------------------------------------------------
Management of the Fund,                   MANAGEMENT OF THE TRUST
including the Board of Trustees,          AND THE PORTFOLIOS:
Officer and Trustee                       Trustees of the Trust and Portfolios
compensation                              Officers of the Trust and Portfolios
                                          Trustee Compensation Table
----------------------------------------- ----------------------------------------------------
----------------------------------------- ----------------------------------------------------
Control persons, principal holders of     MANAGEMENT OF THE TRUST AND THE
securities and management ownership       PORTFOLIOS:
                                          Trustee Compensation Table
----------------------------------------- ----------------------------------------------------
----------------------------------------- ----------------------------------------------------
Investment advisory and other             MANAGEMENT OF THE  TRUST AND THE
services: investment adviser,             PORTFOLIOS:
distributor and other service             Investment Adviser
providers                                 Administrator
                                          Distributor
                                          Service Agent
                                          Custodian and Transfer Agent
                                          Banking Regulatory Matters
                                          Counsel and Independent Auditors
----------------------------------------- ----------------------------------------------------
----------------------------------------- ----------------------------------------------------
Brokerage allocation and other            INVESTMENT OBJECTIVES, POLICES AND
Practices                                 RESTRICTIONS:
                                          Portfolio Transactions and
                                          Brokerage Commissions
----------------------------------------- ----------------------------------------------------
----------------------------------------- ----------------------------------------------------
Shares of beneficial interest             ORGANIZATION OF THE TRUST
----------------------------------------- ----------------------------------------------------
----------------------------------------- ----------------------------------------------------


----------------------------------------- ----------------------------------------------------
TYPE OF INFORMATION                             HEADINGS IN SAI
----------------------------------------- ----------------------------------------------------
----------------------------------------- ----------------------------------------------------
Purchase, redemption and                  VALUATION OF SECURITIES; REDEMPTIONS AND
pricing of shares                         PURCHASES IN-KIND:
                                          Purchase of Shares
                                          Redemption of Shares
                                          Redemptions and Purchases In-Kind
----------------------------------------- ----------------------------------------------------
----------------------------------------- ----------------------------------------------------
Taxation of the Funds                     TAXATION:
                                          Dividends and Distributons
                                          Taxation of the Fund
                                          Foreign Securities
                                          Taxation of the Portfolios
                                          Other Taxation
----------------------------------------- ----------------------------------------------------
----------------------------------------- ----------------------------------------------------
Calculation of performance data           PERFORMANCE INFORMATION:
                                          Standard Performance Information
                                          Comparison of Fund Performance
                                          Economic and Market Information
----------------------------------------- ----------------------------------------------------
----------------------------------------- ----------------------------------------------------
Financial statements                      FINANCIAL STATEMENTS:
                                          This section incorporates by reference
                                          Small Cap Fund's annual report dated
                                          September 30, 2001.
----------------------------------------- ----------------------------------------------------


                              FINANCIAL HIGHLIGHTS

     The financial highlights table for Small Cap Fund, which is intended to help you understand Small Cap Fund's financial performance for the past five years, is included in Small Cap Fund's prospectus dated January 28, 2002. That prospectus is included herewith and incorporated herein by reference. The pro forma financial statements set forth below for Small Cap Fund and the SMALLCap Fund, Inc. are not audited. These pro forma financial statements also present information for Small Cap Fund assuming the reorganization had been consummated as of the end of Small Cap Fund's most recent fiscal year end of September 30, 2001.

                         PRO FORMA FINANCIAL STATEMENTS


     PRO FORMA COMBINED STATEMENT OF NET ASSETS
     FOR THE 12 MONTH PERIOD ENDED SEPTEMBER 30, 2001
                                                (AUDITED)         (UNAUDITED)
                                           --------------    ----------------                             SMALL CAP
                                                                                       PRO FORMA          PRO FORMA
                                           SMALL CAP FUND            THE FUND        ADJUSTMENTS           COMBINED
                                           --------------    ----------------   ----------------    ---------------
     ASSETS & LIABILITIES
     Investments at Value                     241,159,005         108,963,700                 --         350,122,705
     Cash                                              --           7,171,141                 --           7,171,141
     Other assets less liabilities                149,027          (2,775,151)3          (47,800)         (2,673,924)
                                           --------------    ----------------   -----------------    ---------------
     Total Net Assets                         241,308,032         113,359,690            (47,800)        354,619,922
                                           ==============    ================   =================    ===============
     Shares Outstanding                        12,227,615          10,674,194 4       (4,928,596)         17,973,213
                                           --------------    ----------------   -----------------    ---------------
     NAV                                            19.73               10.62                                  19.73
                                           ==============    ================                        ===============


     PRO FORMA COMBINED STATEMENT OF NET ASSETS
     FOR THE 12 MONTH PERIOD ENDED SEPTEMBER 30, 2001
                                                 (AUDITED)         (UNAUDITED)
                                              --------------    ----------------                               SMALL CAP
                                                 DEUTSCHE               MG              PRO FORMA              PRO FORMA
                                                 SMALL CAP           SMALL CAP          ADJUSTMENTS             COMBINED
                                              --------------    ----------------   ----------------       ---------------
     STATEMENT OF OPERATIONS
     Net Investment Income
       Allocated from Small Cap Portfolio            341,749                  -- 1         (844,160)              (502,411)
     Dividends                                            --             638,261                 --                638,261
     Interest                                             --             177,369                 --                177,369
     Total Investment Income                         341,749             815,630           (844,160)               313,219

     EXPENSES:
       Advisory                                           --           1,392,835 1       (1,392,835)                    --
       Administration and Service                  1,829,221              83,570 2          821,773              2,734,564
       Custody Fees                                       --              27,869 2          (27,869)                    --
       Transfer Agent Fees                                --              25,727 2          (25,727)                    --
       Professional Fees                              48,299             287,687 2         (287,687)                48,299
       Printing and Shareholder Rpts                  38,206             150,853           (111,000)                78,059
       Registration Fees                              31,740               1,715                 --                 33,455
       Trustees Fees                                  11,275              91,991 2          (91,991)                11,275
       Insurance and Bond Insurance                       --               2,252 1           (2,252)                    --
       Miscellaneous                                   2,035              13,583 2          (13,583)                 2,035
     Total Expenses                                1,960,776           2,078,082         (1,131,171)             2,907,687
                                              --------------    ----------------   ----------------       ----------------
     Less Fees waived/reimbursed                    (131,541)                 -- 5          (41,582)              (173,123)
                                              --------------    ----------------   ----------------       ----------------
     Net Expenses                                  1,829,235           2,078,082         (1,172,753)             2,734,564
                                              --------------    ----------------   ----------------       ----------------
     Expenses in Excess of Income                 (1,487,486)         (1,262,452)                               (2,421,345)
                                              ==============    ================   =================       ===============


     PRO FORMA COMBINED STATEMENT OF NET ASSETS
     FOR THE 12 MONTH PERIOD ENDED SEPTEMBER 30, 2001
                                                 (AUDITED)         (UNAUDITED)
                                              --------------    ----------------                               SMALL CAP
                                                 DEUTSCHE               MG              PRO FORMA              PRO FORMA
                                                 SMALL CAP           SMALL CAP          ADJUSTMENTS             COMBINED
                                              --------------    ----------------   ----------------       ---------------
     Realized & Unrealized Gains
        On Investments
     Net realized gain from invest
     Transactions                                 (3,481,939)          9,121,066                 --              5,639,127
     Net change in unrealized Apprec/Deprec      (64,364,850)        (26,243,284)                --            (90,608,134)
     Net realized & unrealized gain on
     invest.                                     (67,846,789)        (17,122,218)                --            (84,969,007)
                                              --------------    ----------------   ----------------        ---------------
     Net increase in Net Assets from
     Operations                                  (69,334,275)        (18,384,670)                --            (87,390,352)
                                              ==============    ================   =================       ===============

                                              --------------
     Conversion Factor:                              0.53827
                                              --------------

1 Reclassification of Advisory and Insurance fees which are recorded at the master portfolio level on Small Cap and netted in the Income allocation to the feeder. The Small Cap Portfolio will incur an Advisory Fee at 65bps, Administration Fee at 10bps, and the Expense Limitation at 60bps of Average Net Assets.
2    Reclassifications and Adjustments to eliminate duplication of expenses
3 Estimated fees for legal, audit, and shareholder reporting associated with the Fund reorganization.
4    Conversion ratio of 0.53827
5 Waiver/Reimbursement adjusted to limit the Pro-Forma expenses to 1.25% of the Fund's Average Net Assets (including expenses allocated from the Small Cap Portfolio).

                                                      UNAUDITED         AUDITED        STUB PERIOD
                                                      10/01/00         12/31/00        INFORMATION
                                                    ------------   ---------------  ---------------
Realized & Unrealized Gains
   On Investments
Net realized gain from invest Transactions            20,985,874        22,548,319        1,562,445
Net change in unrealized Apprec/Deprec                29,627,763        40,100,755       10,472,992
                                                                                     --------------
Net realized & unrealized gain on invest.                                                12,035,437
                                                                                     ==============




     PRO FORMA COMBINED STATEMENT OF NET ASSETS
     FOR THE 12 MONTH PERIOD ENDED SEPTEMBER 30, 2001
     MULTI-CLASS ANALYSIS @ 100% MERGER
                                                          Combined               Investment               Merger
                                                            Fund                    Class                 Class
                                                      ----------------         ---------------        -------------
     ASSETS & LIABILITIES
     Investments at Value                                  350,122,705             241,308,032          113,359,690
     Cash                                                    7,171,141
     Other assets less liabilities                          (2,673,924)                     -- 1            (47,800)
                                                      ----------------         ---------------        -------------
     Total Net Assets                                      354,619,922             241,308,032          113,311,890
                                                      ================         ===============        =============
     Shares Outstanding                                     17,973,213              12,227,615            5,745,598
                                                      ----------------         ---------------        -------------
     NAV                                                                                                      19.72
                                                                                         19.73
                                                                               ===============        =============

     STATEMENT OF OPERATIONS
     Net Investment Income
       Allocated from Small Cap Portfolio                     (502,411)               (336,113)            (166,298)
     Dividends                                                 638,261                 426,997              211,264
     Interest                                                  177,369                 118,660               58,709
                                                      ----------------         ---------------        -------------
     Total Investment Income                                   313,219 2               209,544 2            103,675
                                                      ================         ===============        =============

     Expenses:
       Advisory                                                     --                      --                   --
       Administration and Service                            2,455,997 3             1,829,221 3            626,776
       Custody Fees                                                 --                      --                   --
       Transfer Agent Fees                                          --                      --                   --
       Professional Fees                                        48,299 2                32,312 2             15,987
       Printing and Shareholder Rpts                            78,059 2                52,221 2             25,838
       Registration Fees                                        33,455 2                22,381 2             11,074
       Trustees Fees                                            11,275 2                 7,543 2              3,732
       Insurance and Bond Insurance                                 -- 2                    -- 2                 --
       Miscellaneous                                             2,035 2                 1,361 2                674
                                                      ----------------         ---------------        -------------
     Total Expenses                                          2,629,120               1,945,039              684,081
                                                      ================         ===============        =============
     Less Fees waived/reimbursed                              (115,818)               (115,818)                  --
                                                      ----------------         ---------------        -------------
     Net Expenses                                            2,455,997               1,829,221              626,776
                                                      ================         ===============        =============
     Expenses in Excess of Income                           (2,142,778)             (1,619,677)            (523,101)
                                                      ================         ===============        =============

     Realized & Unrealized Gains
        On Investments
     Net realized gain from invest Transactions              5,639,127 2             3,772,576 2          1,866,551
     Net change in unrealized Apprec/Deprec                (90,608,134) 2          (60,616,842) 2       (29,991,292)
     Net realized & unrealized gain on invest.             (84,969,007)            (56,844,266)         (28,124,741)
                                                      ----------------         ---------------        -------------
     Net increase in Net Assets from Operations
                                                          (87,111,785)            (58,463,943)         (28,647,842)
                                                      ================         ===============        =============

                                                                                 Ownership %
                                                                               ---------------
     Average Net Assets - Investment Class                                               66.90%
                                                           281,506,160
     Average Net Assets - M Class                                                        33.10%
                                                           139,283,500
                                                      ----------------         ---------------
                                                                                       100.00%
                                                           420,789,660
                                                      ================         ===============
     Expense Ratios
     ------------------------------------------
     Management Fee                                                                       0.65%                0.65%
     Other Operating Expenses                                                             0.79%                0.59%
                                                                               ---------------       --------------
     Gross Expense Ratio Including Small Cap Portfolio (75 bps)                           1.44%                1.24%
                                                                               ---------------       --------------
     Waiver                                                                              -0.19%
                                                                                                                 --
                                                                               ---------------       --------------
     Net Expense Ration - Including Small Cap Portfolio (60bps)                           1.25%                1.24%
                                                                               ===============       ==============

 1   Merger Costs are to be charged to the Fund and Advisor.
 2   Income, Expenses, Realized and Unrealized Gains are allocated to each
     Class based on Average Net Assets (Pro-Rata Share of the Fund's Net Assets). These allocation percentages are determined daily based on each class's prior night net assets.
 3   The Administrative Fee is calculated daily at 65bps at the Investment
     Class and 45bps at the Merger Class. This expense is specific to each class and is not affected by the fluctuation in ownership of other classes.



Notes to Pro Forma Financial Statement of Small Cap Fund and the Fund Unaudited

1. Basis of Combination

The pro forma combined schedule of assets and liabilities, including pro forma combined schedule of investments, and the related pro forma combined statement of operations reflect the accounts of Small Cap Fund and Small Cap Portfolio, into which Small Cap Fund invests all of its investable assets, and the Fund (collectively the "Funds") for the 12 months ended September 30, 2001.

The pro forma combined financial statements give effect to the proposed transfer of assets and liabilities of the Fund in exchange for shares of the Small Cap Fund. The historical cost of investment securities will be carried forward to the surviving portfolio and the results of operations of the surviving portfolio for pre-combining periods will not be restated. The pro-forma statements reflect expenses of the Funds in carrying out the reorganization under the Plan of Reorganization, and are reflected as an adjustment to accrued liabilities.

The accompanying pro forma financial statements should be read in conjunction with the historical financial statements of the Funds.

2. Pro Forma Operations

The pro forma combined statement of operations assumes historical rates of gross investment income for the investments of the Funds. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined net assets. Pro forma operating expenses include actual expenses of the Funds as if the Funds had been combined for the entire 12 month period ended September 30, 2001.

3. Surviving Entity

The Small Cap Fund will be the surviving entity for accounting purposes.


PRO FORMA COMBINED SCHEDULE OF
PORTFOLIO INVESTMENTS                SMALL CAP
------------------------------       PORTFOLIO
                                     SHARES      COST               MARKET VALUE
                                    ------------------------------------------------
ANNUITY AND LIFE RE                  126,400     2,804,921          4,291,280
XOMA LTD                             545,300     4,315,289          4,596,879
ACCREDO HEALTH INC.                  168,300     2,670,555          6,126,120
ACTIVISION INC                       92,500      3,081,932          2,517,850
AFFILIATED MANAGERS GR               37,800      1,923,193          2,147,418
ALAMOSA HOLDINGS INC.                88,600      2,305,131          1,227,110
ANIXTER INTL INC                     97,300      3,002,584          2,411,094
APPLIED FILMS CORP                   103,900     1,645,106          1,740,325
ARCH COAL                            112,300     3,006,640          1,751,880
ASTORIA FINL CORP                    71,275      2,128,296          4,223,757
BALLY TOTAL FITNESS HO               160,000     4,388,737          3,249,600
BELDEN INC                           130,200     3,167,244          2,447,760
BORG WARNER AUTOMOTIVE               150,000     6,723,562          6,045,000
BOWATER INC                          65,800      2,870,279          2,896,516
BROWN (TOM) INC.                     72,700      2,339,465          1,519,430
CAREMARK RX INC                      244,800     1,514,480          4,083,264
CATO CORP CLASS A                    77,900      1,444,180          1,165,384
CELL GENESYS, INC.                   222,800     2,900,620          3,564,800
CHICO'S FAS INC                      223,700     4,505,472          5,268,135
CHRISTOPHER & BANKS CO               145,600     3,626,470          4,384,016
COMMERCIAL FEDERA                    261,200     5,396,357          6,339,324
D.R. HORTON INC
DSP GROUP INC                        126,300     3,133,251          2,519,685
DOCUMENTUM                           44,700      600,339            366,093
ECLIPSYS CORP                        43,400      568,714            577,220
EMISPHERE TECHNOLOGIES               181,400     3,798,789          3,464,740
FURNITURE BRANDS INTL                191,100     4,398,301          3,722,628
GENESCO INC                          311,000     8,728,556          5,053,750
GILDAN ACTIVEWEAR CL A               305,400     5,418,119          3,680,070
GLOBAL INDS LTD                      371,700     4,562,626          2,025,765
HIBERNIA CORP.                       205,700     2,820,567          3,363,195
INTERGRAPH CORP                      70,700      1,004,808          632,765
INTERMUNE INC                        106,400     4,102,328          4,069,800
JACOBS ENGR GROUP                    12,700      768,388            792,480
JOY GLOBAL INC.                      248,900     4,160,179          3,696,165
LNR CORP                             187,500     3,748,962          5,615,625
LA-Z-BOY CHAIR CO                    20,000      387,257            315,800
LABRANCHE & COMPANY                  145,000     2,020,524          3,219,000
LONE STAR TECHNOLOGIES               69,200      2,476,480          858,080
MASSEY ENERGY CO                     76,400      1,155,657          1,119,260
MAXIMUS INC                          49,700      1,903,311          1,974,581
METRO ONE TELECOMMUNIC               107,700     3,269,894          2,498,640
MOHAWK INDS INC                      104,900     2,680,696          3,855,075
NATIONAL-OILWELL                     139,300     4,130,690          2,019,850
NUMERICAL TECHNOLOGIES               106,200     3,047,646          1,762,920
ODYSSEY RE HOLDINGS CO               143,900     2,590,200          1,984,381
OSHKOSH TRUCK CORP                   77,100      2,734,001          2,792,562
PANERA BREAD COMPANY C               25,400      887,569            888,746
PEABODY ENERGY CORP                  61,600      1,637,689          1,484,560
PERFORMANCE FOOD                     97,700      2,659,241          2,787,381
PHILADELPHIA SUBURBAN                225,500     4,104,689          5,921,630
PHOTON DYNAMICS                      84,300      2,998,501          1,951,545



PRO FORMA COMBINED SCHEDULE OF       SMALL CAP                                       COMBINED
PORTFOLIO INVESTMENTS                FUND, INC.
------------------------------
                                     SHARES         COST             MARKET VALUE   SHARES      COST         MARKET VALUE
                                    -------------------------------------------------------------------------------------
ANNUITY AND LIFE RE                  55,600         1,520,435        1,887,620      182,000     4,325,356    6,178,900
XOMA LTD                             266,800        1,923,368        2,249,124      812,100     6,238,657    6,846,003
ACCREDO HEALTH INC.                  84,000         1,051,741        3,057,600      252,300     3,722,296    9,183,720
ACTIVISION INC                       41,800         1,393,769        1,137,796      134,300     4,475,701    3,655,646
AFFILIATED MANAGERS GR               18,700         951,523          1,062,347      56,500      2,874,716    3,209,765
ALAMOSA HOLDINGS INC.                51,700         1,344,947        716,045        140,300     3,650,078    1,943,155
ANIXTER INTL INC                     48,700         1,502,891        1,206,786      146,000     4,505,475    3,617,880
APPLIED FILMS CORP                   50,500         799,658          845,875        154,400     2,444,764    2,586,200
ARCH COAL                            53,800         1,438,263        839,280        166,100     4,444,903    2,591,160
ASTORIA FINL CORP                    40,555         1,384,949        2,403,289      111,830     3,513,245    6,627,046
BALLY TOTAL FITNESS HO               70,900         1,526,156        1,439,979      230,900     5,914,893    4,689,579
BELDEN INC                           62,200         1,500,748        1,169,360      192,400     4,667,992    3,617,120
BORG WARNER AUTOMOTIVE               66,600         2,964,524        2,683,980      216,600     9,688,086    8,728,980
BOWATER INC                          30,800         935,913          1,355,816      96,600      3,806,192    4,252,332
BROWN (TOM) INC.                     36,500         1,174,089        762,850        109,200     3,513,554    2,282,280
CAREMARK RX INC                      116,800        722,595          1,948,224      361,600     2,237,075    6,031,488
CATO CORP CLASS A                    33,100         610,592          495,176        111,000     2,054,772    1,660,560
CELL GENESYS, INC.                   99,900         812,981          1,598,400      322,700     3,713,601    5,163,200
CHICO'S FAS INC                      100,300        1,889,387        2,362,065      324,000     6,394,859    7,630,200
CHRISTOPHER & BANKS CO               64,500         1,644,121        1,942,095      210,100     5,270,591    6,326,111
COMMERCIAL FEDERA                    119,900        2,475,147        2,909,973      381,100     7,871,504    9,249,297
D.R. HORTON INC                      --             --               --             --          --           --
DSP GROUP INC                        58,000         1,438,964        1,157,100      184,300     4,572,215    3,676,785
DOCUMENTUM                           20,500         275,335          167,895        65,200      875,674      533,988
ECLIPSYS CORP                        19,500         255,528          259,350        62,900      824,242      836,570
EMISPHERE TECHNOLOGIES               90,800         1,901,689        1,734,280      272,200     5,700,478    5,199,020
FURNITURE BRANDS INTL                97,700         1,719,087        1,903,196      288,800     6,117,388    5,625,824
GENESCO INC                          128,900        3,682,803        2,094,625      439,900     12,411,359   7,148,375
GILDAN ACTIVEWEAR CL A               128,000        2,343,411        1,542,400      433,400     7,761,530    5,222,470
GLOBAL INDS LTD                      145,300        869,011          791,885        517,000     5,431,637    2,817,650
HIBERNIA CORP.                       94,900         1,276,713        1,551,615      300,600     4,097,280    4,914,810
INTERGRAPH CORP                      35,300         501,690          315,935        106,000     1,506,498    948,700
INTERMUNE INC                        48,700         1,872,628        1,862,775      155,100     5,974,956    5,932,575
JACOBS ENGR GROUP                    5,800          350,917          361,920        18,500      1,119,305    1,154,400
JOY GLOBAL INC.                      110,100        1,844,408        1,634,985      359,000     6,004,587    5,331,150
LNR CORP                             95,050         1,207,784        2,846,748      282,550     4,956,746    8,462,373
LA-Z-BOY CHAIR CO                    9,300          180,075          146,847        29,300      567,332      462,647
LABRANCHE & COMPANY                  66,600         1,070,207        1,478,520      211,600     3,090,731    4,697,520
LONE STAR TECHNOLOGIES               34,200         1,200,791        424,080        103,400     3,677,271    1,282,160
MASSEY ENERGY CO                     35,100         530,937          514,215        111,500     1,686,594    1,633,475
MAXIMUS INC                          22,200         850,143          882,006        71,900      2,753,454    2,856,587
METRO ONE TELECOMMUNIC               49,400         1,499,857        1,146,080      157,100     4,769,751    3,644,720
MOHAWK INDS INC                      49,300         455,764          1,811,775      154,200     3,136,460    5,666,850
NATIONAL-OILWELL                     63,400         1,856,468        919,300        202,700     5,987,158    2,939,150
NUMERICAL TECHNOLOGIES               48,700         1,397,523        808,420        154,900     4,445,169    2,571,340
ODYSSEY RE HOLDINGS CO               71,700         1,290,600        988,743        215,600     3,880,800    2,973,124
OSHKOSH TRUCK CORP                   38,700         1,348,592        1,401,714      115,800     4,082,593    4,194,276
PANERA BREAD COMPANY C               11,600         405,327          405,884        37,000      1,292,896    1,294,630
PEABODY ENERGY CORP                  27,900         748,539          672,390        89,500      2,386,228    2,156,950
PERFORMANCE FOOD                     43,600         1,178,225        1,243,908      141,300     3,837,466    4,031,289
PHILADELPHIA SUBURBAN                127,250        2,316,016        3,341,585      352,750     6,420,705    9,263,215
PHOTON DYNAMICS                      38,700         1,376,493        895,905        123,000     4,374,994    2,847,450


PRO FORMA COMBINED SCHEDULE OF       DEUTSCHE
PORTFOLIO INVESTMENTS                SMALL CAP
------------------------------       PORTFOLIO
                                     SHARES      COST               MARKET VALUE
                                    --------------------------------------------
PRICE COMMUNICATIONS C               105,780     1,985,445          1,792,971
PROVINCE HEALTHCARE CO               79,000      1,281,668          2,902,460
RGS ENERGY GROUP INC                 90,500      2,906,718          3,502,350
RARE HOSPITALITY INTL.               154,200     3,575,428          2,396,268
RAYONIER INC                         72,900      2,898,109          2,950,263
RAYOVAC CORP                         141,900     2,725,597          2,163,975
REHABCARE GROUP, INC.                50,900      2,105,369          2,214,659
RENAISSANCE LEARNING I               143,600     6,562,387          4,725,876
RESMED INC                           232,200     4,204,202          11,795,760
SBA COMMUNICATIONS COR               152,900     4,374,684          2,041,215
SALTON INC.                          5,200       104,940            44,512
SKYWEST INC                          107,600     2,627,934          1,799,072
SONIC                                115,300     2,803,663          3,495,896
SOUTH FINANCIAL GROUP,               138,500     2,247,406          2,193,840
SOVEREIGN BANCORP                    252,600     1,881,740          2,399,700
SPECTRALINK CORPORATIO               193,600     3,357,230          3,029,840
SUIZA FOODS CORP                     74,300      4,016,750          4,691,302
SUPERIOR INDS INT                    69,800      2,931,024          2,318,058
SURMODICS, INC.                      97,700      4,677,495          3,903,115
SWIFT TRANSPORTATIONS                299,200     5,456,068          5,295,840
TYSON FOODS INC CLASS                545,000     5,687,635          5,460,900
USFREIGHTWAY CORPORATI               183,000     6,586,774          5,709,600
VENATOR GROUP INC                    172,200     3,072,937          2,626,050
VERITAS DGC INC                      165,300     4,448,246          1,843,095
ZORAN CORP                           145,100     4,308,880          3,514,322

INVESTMENT IN
AFFILIATED COMPANIES
--------------------                 15,403,794  15,403,794         15,403,794
                                    --------------------------------------------
TOTALS                               26,331,249  $254,490,608       $247,225,667
                                    ============================================



PRO FORMA COMBINED SCHEDULE OF       SMALLCAP                                       COMBINED
PORTFOLIO INVESTMENTS                FUND, INC.
------------------------------
                                     SHARES         COST             MARKET VALUE   SHARES      COST         MARKET VALUE
                                    -------------------------------------------------------------------------------------
PRICE COMMUNICATIONS C               48,145         624,161          816,058        153,925     2,609,606    2,609,029
PROVINCE HEALTHCARE CO               40,100         713,323          1,473,274      119,100     1,994,991    4,375,734
RGS ENERGY GROUP INC                 49,600         1,598,196        1,919,520      140,100     4,504,914    5,421,870
RARE HOSPITALITY INTL.               68,700         1,586,341        1,067,598      222,900     5,161,769    3,463,866
RAYONIER INC                         33,400         1,086,909        1,351,698      106,300     3,985,018    4,301,961
RAYOVAC CORP                         71,100         1,348,892        1,084,275      213,000     4,074,489    3,248,250
REHABCARE GROUP, INC.                22,800         943,102          992,028        73,700      3,048,471    3,206,687
RENAISSANCE LEARNING I               69,200         3,162,497        2,277,372      212,800     9,724,884    7,003,248
RESMED INC                           104,200        1,871,312        5,293,360      336,400     6,075,514    17,089,120
SBA COMMUNICATIONS COR               70,400         2,323,851        939,840        223,300     6,698,535    2,981,055
SALTON INC.                          2,700          54,488           23,112         7,900       159,428      67,624
SKYWEST INC                          52,700         1,279,167        881,144        160,300     3,907,101    2,680,216
SONIC                                50,900         1,236,250        1,543,288      166,200     4,039,913    5,039,184
SOUTH FINANCIAL GROUP,               68,700         1,114,680        1,088,208      207,200     3,362,086    3,282,048
SOVEREIGN BANCORP                    121,000        888,041          1,149,500      373,600     2,769,781    3,549,200
SPECTRALINK CORPORATIO               88,800         1,539,727        1,389,720      282,400     4,896,957    4,419,560
SUIZA FOODS CORP                     34,300         1,852,546        2,165,702      108,600     5,869,296    6,857,004
SUPERIOR INDS INT                    31,900         1,338,950        1,059,399      101,700     4,269,974    3,377,457
SURMODICS, INC.                      43,800         2,120,924        1,749,810      141,500     6,798,419    5,652,925
SWIFT TRANSPORTATIONS                134,300        2,469,380        2,377,110      433,500     7,925,448    7,672,950
TYSON FOODS INC CLASS                244,500        2,594,618        2,449,890      789,500     8,282,253    7,910,790
USFREIGHTWAY CORPORATI               91,800         1,611,984        2,864,160      274,800     8,198,758    8,573,760
VENATOR GROUP INC                    77,800         1,388,343        1,186,450      250,000     4,461,280    3,812,500
VERITAS DGC INC                      76,900         2,053,452        857,435        242,200     6,501,698    2,700,530
ZORAN CORP                           65,400         1,964,764        1,583,988      210,500     6,273,644    5,098,310

INVESTMENT IN
AFFILIATED COMPANIES
--------------------                                                                15,403,794  15,403,794   15,403,794
                                    -------------------------------------------------------------------------------------
TOTALS                               5,093,000      $105,579,220     $108,963,700   31,424,249  $360,069,828 $356,189,367
                                    =====================================================================================

                            PART C: OTHER INFORMATION

Item 15. Indemnification

The response to this Item 15 is incorporated by reference to Item 25 of Post-Effective Amendment No. 38 to the Registrant's Registration Statement on Form N-1A ('Registration Statement') as filed with the Securities and Exchange Commission ('SEC') on April 29, 1996.

Item 16.  Exhibits.

(1)(a) Declaration of Trust dated July 21, 1986 is incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement as filed with the SEC on July 31, 1995.

   (b) Supplement to Declaration of Trust dated October 20, 1986 is incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement as filed with the SEC on July 31, 1995.

   (c) Second supplement to Declaration of Trust dated dated May 16, 1988 is incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement as filed with the SEC on July 31, 1995.

(2) By-Laws are incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement as filed with the SEC on July 31, 1995.

(3)     Not Applicable.

(4)     Form of Agreement and Plan of Reorganization - filed herewith.

(5)     Not Applicable.

6)(a) Investment Advisory Agreement dated December 31, 1998 is incorporated by Reference to Post-Effective Amendment No. 60 to Registrant's Registration Statement as filed with the SEC on March 15, 1999.

   (b) Investment Advisory Agreement dated June 4, 1999, as amended December 23, 1999, is incorporated by Reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement as filed with SEC on March 29, 2001.

   (c) Investment Advisory Agreement dated April 30, 2001, is incorporated by Reference to Post-Effective Amendment No. 86 to Registrant's Registration Statement as filed with the SEC on January 28, 2002.

(7)(a) Distribution Agreement dated August 11, 1998 is incorporated by reference to Post-Effective Amendment No.55 to Registrant's Registration Statement as filed with the SEC on November 25, 1998.

   (b) Appendix A dated December 9, 1998 to Distribution Agreement is incorporated by reference to Post-Effective Amendment No.57 to Registrant's Registration Statement as filed with the SEC on February 8, 1999.

   (c) Appendix A dated December 23, 1999 to Distribution Agreement is incorporated by reference to Post-Effective Amendment No. 66 to Registrant's Registration Statement as filed with the SEC on December 23, 1999.

   (d) Appendix A dated December June 12, 2001 to Distribution Agreement is incorporated by reference to Post-Effective Amendment No. 84 to Registrant's Registration Statement as filed with the SEC on June 29, 2001.

(8)     Not Applicable.

(9)(a) Custody Agreement dated July 1, 1996 is incorporated by reference to Post-Effective Amendment No. 44 to Registrant's Registration Statement as filed with the SEC on July 1, 1997.

   (b) Amendment No. 2 to Exhibit A of the Custodian Agreement dated October 8, 1997 is incorporated by reference to Post-Effective Amendment No. 46 to Registrant's Registration Statement as filed with the SEC on January 28, 1998.

   (c) Amendment No. 3 to Exhibit A of the Custodian Agreement dated June 10, 1998 is incorporated by reference to Post-Effective Amendment No. 57 to Registrant's Registration Statement as filed with the SEC on February 8, 1999.

   (d) Amendment No. 4 to Exhibit A of the Custodian Agreement dated December 9, 1998 is incorporated by reference to Post-Effective Amendment No. 57 to Registrant's Registration Statement as filed with the SEC on February 8, 1999.

   (e)  Cash Services Addendum to Custodian Agreement dated December 18,
        1997 is incorporated by reference to Post-Effective Amendment No. 50 to Registrant's Registration Statement as filed with the SEC on June 30, 1998.

   (f) Amendment No. 5 to Exhibit A of the Custodian Agreement dated December 23, 1999 is incorporated by reference to Post-Effective Amendment No. 66 to Registrant's Registration Statement as filed with the SEC on December 23, 1999.

(10)(a) Rule 18f-3 Plan dated December 23, 1999 is incorporated by reference to Post-Effective Amendment No. 67 to Registrant's Registration Statement as filed with the SEC on January 31, 2000.

   (b) Rule 18f-3 Plan dated March 9, 2001, is incorporated by reference to Post-Effective Amendment No. 81 to Registrant's Registration Statement as filed with the SEC on March 30, 2001.

(11)    Not Applicable

(12) Opinion of Legal Counsel concerning the tax matters and consequences to shareholders discussed in the prospectus will be filed with the definitive form.

(13)(a) Administration and Services Agreement dated October 28, 1992 is incorporated by reference to Post-Effective Amendment No. 29 to Registrant's Registration Statement as filed with the SEC on November 8, 1993.

   (b) Exhibit D to the Administration and Services Agreement as of October 28, 1992, as revised December 9, 1998 is incorporated by reference to Post-Effective Amendment No. 57 to Registrant's Registration Statement as filed with the SEC on February 8, 1999.

   (c) Administration Agreement dated July 1, 2001, is incorporated by reference to Post-Effective Amendment No. 86 to Registrant's Registration Statement as filed with the SEC on January 28, 2002.

   (d) Agreement to Provide Shareholder Services for BT Preservation Plus Income Fund as of June 10, 1998 is incorporated by reference to Post-Effective Amendment No. 55 to Registrant's Registration Statement as filed with the SEC on November 25, 1998.

   (e) Shareholder Services Plan for BT Preservation Plus Income Fund as of June 10, 1998 is incorporated by reference to Post-Effective Amendment No. 55 to Registrant's Registration Statement as filed with the SEC on November 25, 1998.

   (f) Expense Limitation Agreement dated July 1, 2001, is incorporated by reference to Post-Effective Amendment No. 84 to Registrant's Registration Statement as filed with the SEC on June 29, 2001.

   (g)  Exhibit D to the Administration and Services Agreement as of
        October 28, 1992, as revised December 23, 1999 Fund is incorporated by reference to Post-Effective Amendment No. 66 to Registrant's Registration Statement as filed with the SEC on December 23, 1999.

(14) Consent of Independent Accountants will be filed with the definitive form.

(15)    Not Applicable.

(16) Power of attorney dated December 4, 2001, is incorporated by reference to Post-Effective Amendment No. 86 to Registrant's Registration Statement as filed with the SEC on January 28, 2002.

Item 17.  Undertakings.

o The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

o The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, BT Investment Funds, on behalf of its series Small Cap Fund, has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore and the State of Maryland on this 6th day of March, 2002.

                                                             BT INVESTMENT FUNDS



                                             By: /s/ Daniel O. Hirsch
                                                     ---------------------------
                                                     Daniel O. Hirsch, Secretary
                                                                   March 6, 2002

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                     Title                               Date
----------                     -----                               ----
By: /s/ DANIEL O. HIRSCH       Secretary                           March 6, 2002
Daniel O. Hirsch               Attorney in Fact
                               For the Persons Listed Below)

/s/ RICHARD T. HALE*           President, Trustee and
Richard T. Hale                Chief Executive Officer

/s/ CHARLES A. RIZZO*          Treasurer (Principal
Charles A. Rizzo               Financial and Accounting Officer)

/s/ CHARLES P. BIGGAR*         Trustee
Charles P. Biggar

/s/ S. LELAND DILL*            Trustee
S. Leland Dill

/s/ MARTIN J. GRUBER*          Trustee
Martin J. Gruber

/s/ RICHARD J. HERRING*        Trustee
Richard J. Herring

Signatures                     Title                               Date
----------                     -----                               ----
/s/ BRUCE T. LANGTON*          Trustee
Bruce T. Langton

/s/ PHILIP SAUNDERS, JR.*      Trustee
Philip Saunders, Jr.

/s/ HARRY VAN BENSCHOTEN*      Trustee
Harry Van Benschoten

*By Power of Attorney. Incorporated by reference to Post-Effective Amendment No. 86 of BT Investment Funds as filed with the SEC on January 28, 2002.

                                   SIGNATURES

BT INVESTMENT PORTFOLIOS has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Baltimore and the State of Maryland on the 6th day of March, 2002.

                                            BT INVESTMENT PORTFOLIOS

                                            By: /s/ Daniel O. Hirsch
                                                    ---------------------------
                                                    Daniel O. Hirsch, Secretary
                                                                  March 6, 2002

This Registration Statement on Form N-14 of BT Investment Funds has been signed below by the following persons in the capacities indicated with respect to BT INVESTMENT PORTFOLIOS.

Signatures                          Title                               Date
----------                          -----                               ----
By: /s/ DANIEL O. HIRSCH            Secretary                           March 6, 2002
        Daniel O. Hirsch            (Attorney in Fact
                                    For the Persons Listed Below)

/s/ RICHARD T. HALE*                President and
Richard T. Hale                     Chief Executive Officer

/s/ CHARLES A. RIZZO*               Treasurer (Principal
Charles A. Rizzo                    Financial and Accounting Officer)

/s/ CHARLES P. BIGGAR*              Trustee
Charles P. Biggar

/s/ S. LELAND DILL*                 Trustee
S. Leland Dill

/s/ MARTIN J. GRUBER*               Trustee
Martin J. Gruber

/s/ RICHARD J. HERRING*             Trustee
Richard J. Herring

/s/ BRUCE T. LANGTON*               Trustee
Bruce T. Langton

/s/ PHILIP SAUNDERS, JR.*           Trustee
Philip Saunders, Jr.

Signatures                          Title                               Date
----------                          -----                               ----
/s/ HARRY VAN BENSCHOTEN*           Trustee
Harry Van Benschoten

*By Power of Attorney. Incorporated by reference to Post-Effective Amendment No. 86 of BT Investment Funds as filed with the SEC on January 28, 2002.